UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Voxware, Inc.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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300 American Metro Blvd., Suite 155
Hamilton, NJ 08619
(609) 514-4100

October 29, 2009

Dear Fellow Stockholder:

     You are cordially invited to attend our annual meeting of stockholders to be held at 9:00 a.m. (local time), on Thursday, December 10, 2009, at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey.

     The Notice of Annual Meeting and proxy statement on the following pages describe the matters to be presented at the annual meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2009.

     In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to our annual meeting.

     Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, which is being provided as our Annual Report to Stockholders. These materials are also available on the website https://materials.proxyvote.com/92906L.

     Thank you for your continued support.

Sincerely,

/s/ Scott J. Yetter
Scott J. Yetter
President and Chief Executive Officer

Corporate Headquarters   |   300 American Metro Blvd., Suite 155, Hamilton, NJ 08619   |   Tel: (609) 514.4100   |   Fax: (609) 514.4101

VOXWARE, INC.
300 American Metro Blvd., Suite 155
Hamilton, NJ 08619
(609) 514-4100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 10, 2009

     The annual meeting of stockholders (the “Meeting”) of Voxware, Inc. (the “Company”) will be held at the offices of Morgan, Lewis & Bockius LLP, located at 502 Carnegie Center, Princeton, New Jersey, on Thursday, December 10, 2009, at 9:00 a.m. (local time) for the following purposes:

(1)	To elect seven directors to serve until the next Annual Meeting of Stockholders, or until their successors shall have been duly elected and qualified;

(2)	To amend our Amended and Restated Certificate of Incorporation, as amended to increase the number of shares of common stock authorized for issuance from 12,000,000 shares to 15,000,000 shares;

(3)	To amend our 2003 Stock Incentive Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 250,000 shares of common stock from 1,534,734 to 1,784,734 shares;

(4)	To approve an amendment to our 2003 Stock Incentive Plan to allow for a one-time stock option exchange program under which eligible employees and directors would be able to elect to exchange outstanding stock options with an exercise price of $2.25 or greater issued under our 2003 Stock Incentive Plan, as amended, for new options at an exchange rate of 1.15 to 1.00;

(5)	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010; and

(6)	To transact such other business as may properly come before the Meeting.

     Holders of our common stock of record at the close of business on October 27, 2009 (the “Stockholders”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 300 American Metro Blvd., Suite 155, Hamilton, NJ 08619 for a period of 10 days prior to the Meeting and will be available for examination on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder of record entitled to vote at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors,

/s/ William G. Levering III
William G. Levering III
Secretary

Hamilton, New Jersey
October 29, 2009

The Company’s 2009 Annual Report Accompanies the Proxy Statement.

VOXWARE, INC.
300 American Metro Blvd., Suite 155
Hamilton, NJ 08619
(609) 514-4100

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Voxware, Inc. (“Voxware”, “we”, “us” or “our”) of proxies to be voted at the Annual Meeting of Stockholders of Voxware to be held on Thursday, December 10, 2009 (the “Meeting”), at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey, at 9:00 a.m. (local time) and at any adjournment or adjournments thereof. Holders of record of common stock, $0.001 par value (the “Common Stock”), as of the close of business on October 27, 2009, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 8,026,867 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Accordingly, there are an aggregate of 8,026,867 votes entitled to be cast at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. The Board of Directors recommends the following vote:

(1)	FOR the election of seven directors to serve until the next Annual Meeting of Stockholders, or until their successors shall have been duly elected and qualified;

(2)	FOR the amendment to our Amended and Restated Certificate of Incorporation, as amended to increase the number of shares of common stock authorized for issuance from 12,000,000 shares to 15,000,000 shares;

(3)	FOR the proposal to amend our 2003 Stock Incentive Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 250,000 shares of common stock from 1,534,734 shares to 1,784,734 shares;

(4)	FOR the approval of the proposal to amend our 2003 Stock Incentive Plan to allow for the one-time stock option exchange program under which eligible employees and directors would be able to elect to exchange outstanding stock options with an exercise price of $2.25 or greater issued under our 2003 Stock Incentive Plan, as amended, for new options at an exchange ratio of 1.15 to 1.00;

(5)	FOR the ratification of the appointment of BDO Seidman, LLP, as our independent registered public accounting firm for the fiscal year ending June 30, 2010; and

(6)	in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.

     Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     Except as provided below, the presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall generally constitute a quorum. The proxy card provides spaces for a stockholder to vote for the Board’s nominees, or to withhold authority to vote for any or all of such nominees, for election as directors. Directors are to be elected by a plurality of the votes cast at the Meeting. Proposal 2 requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon. All other actions proposed herein require the affirmative vote of a majority of shares of Common Stock present or represented at the Meeting and entitled to vote, provided a quorum is present in person or by proxy. The approval of any of proposals 2, 3 or 4 is not conditioned upon the approval of any other proposal.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved, and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about October 29, 2009. The Annual Report to Stockholders of Voxware for the fiscal year ended June 30, 2009 (“fiscal 2009”), including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all stockholders of record as of October 27, 2009. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of October 27, 2009.

PROPOSAL 1: ELECTION OF DIRECTORS

General

     We currently have seven directors. In accordance with our Amended and Restated Certificate of Incorporation, as amended, the term of office of the members of our Board of Directors is one year. These directors are elected by the stockholders at each Annual Meeting of Stockholders to serve a one-year term or until their successors are duly elected and qualified or their earlier resignation or removal.

Directors/Nominees

     Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Meeting for the election of the nominees named below as directors to serve until the next Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified, except in the event of such director’s earlier death, resignation or removal.

Information Regarding Nominees for Election to the Board of Directors

     The Board of Directors currently has seven members, all of whom are nominees for election.

		Served as a	Positions with
Name	Age	Director Since	the Company
Joseph A. Allegra (1)(3)	56	2003	Director and
			Chairman of the Board
James L. Alexandre (2)(3)	52	2005	Director
Donald R. Caldwell (1)(3)	63	2004	Director
Don Cohen	54	2007	Director
Robert Olanoff (2)	53	2006	Director
David J. Simbari (1)(2)	54	2007	Director
Scott J. Yetter	48	2006	Director, President and CEO
____________________

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

Director Nominees

     The following information about the principal occupation or employment, other affiliations and business experience of the nominees above has been furnished to us by the nominees:

     Joseph A. Allegra has served as a director of Voxware since June 2003. Since 2001, Mr. Allegra has been a General Partner at Edison Venture Fund, a venture capital firm and an affiliate of Voxware. He serves as a director of six Edison privately held portfolio companies: Agentek, Archive Systems, CheckPoint HR, JGI, M5 Networks, Maptuit, Red Vision and SanPulse. Previously, from 1989 to 2000, Mr. Allegra was co-founder and CEO of Princeton Softech, a company dedicated to development of data application management. From 1988 to 1989, he was Vice President of Research and Development (“R&D”) for Computer Associates (“CA”), following its acquisition of Applied Data Research (“ADR”). He was a product manager, led product support and headed R&D at CA and ADR during a 12-year period. Mr. Allegra co-founded the Software Association of New Jersey and was Chairman of the New Jersey Technology Council. He was also a management consultant for several technology companies. Mr. Allegra received a B.A. in Economics and Computer Science from Rutgers University and an M.B.A. in Information Systems from New York University Stern School of Business.

     James L. Alexandre has served as a director of Voxware since August 2005. Since 2003, Mr. Alexandre has acted as a private investor managing a diversified portfolio of public and private investments. From 2001 to 2002, Mr. Alexandre was President of Credit Suisse First Boston Securities - Japan, Limited, part of a global investment banking and financial services firm. From 2000 to 2001, Mr. Alexandre served as Managing Director and Co-Chief Integration Officer of Credit Suisse First Boston. From 1983 to 2000, Mr. Alexandre held various positions in Donaldson, Lufkin & Jenrette Securities Corporation (“DLJ”), an international investment bank, including President and CEO of DLJ International, prior to DLJ’s acquisition by Credit Suisse First Boston in 2000. Mr. Alexandre received his B.A. in History and Latin from the University of North Carolina and his M.B.A. from Harvard Business School. Currently, Mr. Alexandre sits on the Boards of Directors of Emerald BioAgriculture, Inc., GEO2 Technologies, Inc., HCR Software Solutions, Inc., and ZT3 Technologies, Inc.

     Donald R. Caldwell has served as a director of Voxware since December 2004. Since April 1999, Mr. Caldwell has been Chairman and Chief Executive Officer of Cross Atlantic Capital Partners Inc., a venture capital fund and affiliate of Voxware. From February 1996 to March 1999, Mr. Caldwell was President and Chief Operating Officer of Safeguard Scientifics, Inc. Mr. Caldwell currently serves on the Boards of Directors of many companies, including Diamond Management & Technology Consultants, Inc., Quaker Chemical Corporation, Management Dynamics, Inc. and Rubicon Technology, Inc. Mr. Caldwell is also the Chairman of the Pennsylvania Academy of the Fine Arts. Mr. Caldwell received a B.S. from Babson College and an MBA from the Graduate School of Business at Harvard University. Mr. Caldwell is a Certified Public Accountant in the State of New York.

     Don Cohen has served as a director of Voxware since September 2007. Since February 2007, Mr. Cohen has served as Chief Technology Officer for Archive Systems, Inc., a privately-held, web-based image access and document capture service. From October 2005 through January 2007, Mr. Cohen served as Business Unit Executive for Rocket Software, Inc., a privately-held enterprise infrastructure developer. From April 2003 through October 2005, Mr. Cohen served as Vice President, Software Engineering for Voxware, Inc. Prior to that, Mr. Cohen held various positions with Princeton Softech, Inc., a company dedicated to the development of data application management. Mr. Cohen received his B.S. from SUNY Albany and his M.S. from Rutgers University.

     Robert Olanoff has served as a director of Voxware since October 2006. Since February 18, 2008, Mr. Olanoff has served as Chief Financial Officer of Systech International, a software provider for the packaging industry. From August 2005 until February 2008, Mr. Olanoff has served as an independent finance consultant with Olanoff Consulting. From January 2005 to July 2005, Mr. Olanoff served as Chief Financial Officer of FNX Limited, a software provider to the banking industry. From January 2004 to August 2004, Mr. Olanoff served as Chief Financial Officer for Foxtons, Inc., a discount residential real estate broker, and from 2001 to 2004 he served as Chief Financial Officer for Paragon Computer Professionals, an IT service provider. Prior to 2001, Mr. Olanoff held positions of Chief Financial Officer with RecruitSource, Inc., an internet recruiting software company; Beechwood Data Systems, Inc., a provider of software solutions and services to the telecommunications industry; and Intelligroup, Inc., a computer consulting and system integration services provider. Mr. Olanoff earned a B.A. in Economics from Rutgers University in 1978.

     David J. Simbari has served as a director of Voxware since December 2007. Since September 2006, Mr. Simbari has served as President and Chief Executive Officer of SupplyPro, a premier provider of automated point-of-use dispensing technologies. From March 1998 to February 2005, Mr. Simbari served as Chairman of the Board of Directors and Chief Executive Officer of OPTUM Inc., a privately-held provider of supply chain and warehouse management software (acquired by Click Commerce Inc. in 2005). Prior to OPTUM, Mr. Simbari spent five years with Industri-Maternatik, a Swedish provider of complex order management systems for consumer package goods companies, first as President of North American operations and later as Senior Vice President for worldwide sales and marketing. Mr. Simbari earned his B.B.A. from Siena College in 1976.

     Scott J. Yetter has served as President of Voxware, Inc. since October 31, 2006, as a member of the Board of Directors since November 22, 2006 and as Chief Executive Officer since September 2007. Mr. Yetter joined Voxware in August 2006 as Vice President of Marketing and Sales-North America. He brings over 20 years experience in sales, marketing, operations and executive management to his position, having spent 10 of those years at American Software/Logility, an early provider of Enterprise Resource Planning and supply chain solutions. From 2003 to 2005, Mr. Yetter was President of Media DVX, a distributor of digital content. Previously, from 2001 to 2003, Mr. Yetter was a principal at Katalyst Venture Partners, a venture/consulting firm, where he provided management assistance for portfolio companies of Katalyst and other local venture firms. From 1985 to May 2001, he held various sales management positions at Impresse Corporation, American Software, Inc., I2 Technologies and JBA International. Mr. Yetter received a B.S. in Industrial Engineering from Georgia Institute of Technology.

     None of our directors is related to any other director or to any of our executive officers.

     The Board of Directors recommends that Stockholders vote “FOR” each of the nominees for the Board of Directors.

Corporate Governance Guidelines

     Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Voxware and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:

  the principal responsibility of the directors is to oversee the management of Voxware;

  directors have full and free access to management and, as necessary and appropriate, independent advisors;

  new directors participate in an orientation program, and all directors are expected to participate in continuing director education on an ongoing basis; and

  at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Independence

     Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Mr. Yetter, as an employee of the Company, has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has further determined that none of Messrs. Alexandre, Allegra, Caldwell, Cohen, Olanoff or Simbari has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Stock Market, LLC Marketplace Rules.

Committees and Meetings of the Board

     During fiscal 2009, the Board of Directors met 10 times in person or by teleconference, and the various committees of the Board of Directors met nine times in person or by teleconference. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).

     Directors are encouraged, but are not required, to attend the Annual Meeting of Stockholders. Each of Messrs. Allegra, Cohen, Olanoff, Simbari and Yetter attended the Company’s 2008 Annual Meeting of Stockholders, either in person or by teleconference.

     The Board of Directors has three standing committees – the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee – each committee operates under a charter that has been approved by the Board of Directors. A copy of the charter of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each adopted by the Board of Directors, may be found on our website (www.voxware.com). The Board of Directors has determined that currently the members of each of the three standing committees are independent as defined under the rules of the NASDAQ Stock Market. The Board of Directors also has determined that all three current members of the Audit Committee are independent as defined by Rule 10A-3 under the Securities Exchange Act of 1934, with Mr. Olanoff, given his educational and professional experience as disclosed in the biographical information hereto, meeting the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

     Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in our current Audit Committee Charter adopted on August 27, 2004, as amended on November 23, 2005, include:

  appointing, evaluating and retaining the engagement of our independent registered public accounting firm;

  reviewing the results of their audit findings;

  reviewing our periodic reports filed with the Securities and Exchange Commission; and

  monitoring, on a periodic basis, our internal controls.

     The Audit Committee currently is comprised of Messrs. Alexandre, Olanoff and Simbari. Each of Messrs. Alexandre, Olanoff and Simbari meet the definition of independent as defined under the rules of the NASDAQ Stock Market and Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee held five meetings in fiscal 2009.

     Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in our current Compensation Committee Charter adopted on August 27, 2004, as amended on November 23, 2005, include:

  reviewing and approving, or recommending for approval by the Board of Directors, the salaries and incentive compensation of our executive officers;

  administering our stock option plans; and

  reviewing and making recommendations to our Board of Directors regarding these matters.

     The Compensation Committee is authorized to delegate its authority with respect to executive officer compensation to a subcommittee when appropriate. It is authorized to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. In fiscal 2009, the Compensation Committee engaged the compensation consulting firm of Radford Surveys & Consulting (“Radford”), a division of Aon Consulting, Inc., to provide competitive compensation data and general advice on the Company’s compensation programs and policies for executive officers. In determining or recommending the amount or form of executive officer compensation each year, the Compensation Committee generally takes into consideration the recommendations of compensation consultants engaged by the Company and/or the Compensation Committee during the year, compensation surveys prepared by Radford, and also takes into consideration information and recommendations received from the Company’s Chief Executive Officer. The Compensation Committee customarily considers the comparative relationship of the recommended compensation to the compensation paid by other similarly situated companies, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Company’s strategic plan.

     During fiscal 2009, the Compensation Committee was comprised of Messrs. Allegra, Caldwell and Simbari. The Compensation Committee held three meetings in fiscal 2009.

     Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in our current Nominating and Corporate Governance Committee Charter adopted on August 27, 2004, as amended November 23, 2005, include:

  evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders;

  developing and recommending to the Board of Directors a set of corporate governance principles applicable to Voxware; and

  overseeing the evaluation of the Board of Directors.

     The Nominating and Corporate Governance Committee is currently comprised of Messrs. Alexandre, Allegra and Caldwell. The Nominating and Corporate Governance Committee held one meeting in fiscal 2009. On October 8, 2009, the Nominating and Corporate Governance Committee met and recommended the seven nominees to the Board of Directors for re-election at the Meeting.

Director Candidates

     The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

     In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Nominating and Corporate Governance Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

     Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Voxware, Inc., 300 American Metro Blvd., Suite 155, Hamilton, NJ 08619. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with Our Directors

     Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

     Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o Corporate Secretary, Voxware, Inc., 300 American Metro Blvd., Suite 155, Hamilton, NJ 08619.

Code of Business Conduct and Ethics

     We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website (www.voxware.com) and any amendments thereto or waivers thereof will be promptly posted on our website.

Review and Approval of Related Person Transactions.

     Our Code of Business Conduct has certain policies and procedures for the review, approval or ratification of transactions involving us and any executive officer, director, director nominee (each of whom we refer to as a “related person”). The policy and procedures cover any transaction involving a related person (a “related person transaction”) in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

     Any proposed related person transaction must be reported to the Company’s President and CEO and/or the Board of Directors. The policy calls for the transaction to be reviewed and approved by the President and CEO. The transaction should be approved in advance whenever practicable. If not practicable, the President and CEO and/or the Board of Directors will review, and may, if deemed appropriate, ratify the related person transaction.

     A related person transaction will be considered approved or ratified if it is authorized by the President and CEO and/or the Board of Directors of the Company after full disclosure of the related person’s interest in the transaction. In considering related person transactions, the President and CEO and/or the Board of Directors will consider any information considered material to investors and the following factors:

  the related person’s interest in the transaction;

  the approximate dollar value of the transaction;

  whether the transaction was undertaken in the ordinary course of our business;

  whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

  the purpose and potential benefit to us of the transaction.

Report of the Audit Committee

The Audit Committee has furnished the following report:

To the Board of Directors of Voxware, Inc.:

     The Audit Committee of the Company’s Board of Directors is currently composed of three members and acts under a written charter adopted on August 27, 2004, as amended November 23, 2005. The current members of the Audit Committee possess the financial sophistication required by our charter and applicable rules. The Audit Committee held five meetings during fiscal 2009.

     Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management and the independent registered public accounting firm, the following:

  the plan for, and the independent registered public accounting firm’s report on, each audit of the Company’s financial statements;

  the independent registered public accounting firm’s review of the Company’s unaudited interim financial statements;

  the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

  management’s selection, application and disclosure of critical accounting policies;

  changes in the Company’s accounting practices, principles, controls or methodologies;

  significant developments or changes in accounting rules applicable to the Company; and

  the adequacy of the Company’s internal controls and accounting and financial personnel.

     The Audit Committee reviewed and discussed with the Company’s management the Company’s audited financial statements for the year ended June 30, 2009. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1.#AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T with the Company’s independent registered public accounting firm. These standards require the Company’s independent registered public accounting firm to discuss with the Company’s Audit Committee, among other things, the following:

  methods used to account for significant unusual transactions;

  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  the process used by management in formulating particularly sensitive accounting estimates, and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

  disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

     The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such auditors’ independence.

     Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K.

By the Audit Committee of the Board of Directors of
Voxware, Inc., as constituted on October 13, 2009

Robert Olanoff
James L. Alexandre
David J. Simbari

Compensation of Directors

     Our Board of Directors has determined that no member of the Board of Directors shall receive cash compensation for services as a member of the Board of Directors, but the Board of Directors, in its discretion, may grant stock options to the non-employee members of the Board of Directors pursuant to the Voxware, Inc. 2003 Stock Incentive Plan, as amended (the “2003 Stock Incentive Plan”). Options granted under the 2003 Stock Incentive Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant, a maximum term of 10 years from the date of grant and typically vest over 3 or 4 years, but may vest on a monthly or quarterly basis from grant date or either 25% or 33% of the total option one year from the date of grant and the remainder each quarter thereafter until fully vested.

     On December 12, 2008, Messrs. Allegra, Caldwell, Cohen, Olanoff and Simbari received options to purchase 1,000 shares of Common Stock. All options granted on this date had an exercise price of $1.35 per share, the fair market value of our Common Stock on that date, and vest quarterly over a four year period.

     The following table shows amounts earned by each director in the fiscal year ended June 30, 2009.

	Stock Awards	Option Awards
Name	($)	($)(1)	Total ($)
(a)	(b)	(c)	(d)
James L. Alexandre	-	11,674	11,674
Joseph A. Allegra	-	6,714	6,714
Donald R. Caldwell	-	6,714	6,714
Don Cohen	-	12,673	12,673
Robert Olanoff	-	13,541	13,541
David J. Simbari	-	9,600	9,600
____________________

(1)

The amounts in column (c) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2009, in accordance with FAS 123(R) with respect to stock options granted to each non-employee director, and thus, include amounts from awards granted in and prior to the 2009 year. Assumptions used in the calculation of this amount are included in footnote 7 to the Company’s audited financial statements for the fiscal year ended June 30, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2009. The following table shows (a) for each option grant for which compensation cost was recognized in our financial statements for the 2009 fiscal year, the grant date, the exercise price, and the grant date fair value of that option (as calculated in accordance with FAS 123(R) and (b) for each non-employee director, the aggregate number of shares subject to all outstanding options held by that non-employee director as of June 30, 2009:

				Number of Shares
				Subject to All
				Outstanding Options
			FAS 123(R) Grant Date	Held as of June 30,
Name	Grant Date	Exercise Price ($)	Fair Value ($)	2009 (#)
James L. Alexandre	-	-	-	7,667
Joseph A. Allegra	12/12/08	$1.35	$1,534	12,000
Donald R. Caldwell	12/12/08	$1.35	$1,534	12,000
Don Cohen	12/12/08	$1.35	$1,534	7,667
Robert Olanoff	12/12/08	$1.35	$1,534	8,667
David J. Simbari	12/12/08	$1.35	$1,534	7,667

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us, and upon written representations of our Reporting Persons received by us, the following reports required by Section 16(a) of the Exchange Act to be filed by our Reporting Persons were not timely filed: Mr. Stephen J. Gerrard was late reporting one transaction on Form 4.

EXECUTIVE OFFICERS

     The current executive officers of the Company, and their respective ages and positions with the Company, are as follows:

		Capacities In	In Current
Name	Age	Which Served	Position Since
Scott J. Yetter (1)	48	President and Chief Executive Officer	2006
Stephen J. Gerrard (2)	58	Vice President Marketing and Strategic Planning	2009
William G. Levering III (3)	49	Vice President and Chief Financial	2008
		Officer, Treasurer and Secretary
Richard G. Napoli (4)	53	Vice President, Product Development	2008
Charles K. Rafferty (5)	47	Vice President and General Manager,	2005
		North American Operations
Krishna Venkatasamy (6)	36	Vice President, Product Strategy and Management	2006
David Vetter (7)	65	Chief Technology Officer	1999
____________________

(1)	Scott J. Yetter has served as President of Voxware, Inc. since November 2006 and as Chief Executive Officer since September 2007. Mr. Yetter joined Voxware in August 2006 as Vice President of Marketing and Sales- North America. He brings over 20 years experience in sales, marketing, operations and executive management to his position, having spent 10 of those years at American Software/Logility, an early provider of ERP and supply chain solutions. From 2003 to 2005, Mr. Yetter was President of Media DVX, a distributor of digital content. Previously, from 2001 to 2003 Mr. Yetter was a principal at Katalyst Venture Partners, a venture/consulting firm, where he provided management assistance for portfolio companies of Katalyst and other local venture firms. From 1985 to May 2001, he held various sales management positions at Impresse Corporation, I2 Technologies and JBA International. Mr. Yetter received a B.S. in Industrial Engineering from Georgia Institute of Technology.

(2)	Stephen J. Gerrard has served as Vice President Marketing and Strategic Planning since April 2009 and is responsible for corporate marketing as well as setting strategic goals for the Company. From April 2005 to March 2009, he was responsible for international sales, marketing and delivery services. From March 2003 to April 2005, he was responsible for Voxware’s corporate marketing. Mr. Gerrard has been in the software industry for more than 25 years, serving primarily as a sales and marketing executive. He was Vice President of Marketing at Applied Data Research from 1982 to 1988. He was also responsible for marketing and strategic planning at Princeton Softech and held senior management positions at Connextive, VirtualEdge and Envoy Technologies. Mr. Gerrard holds a B.A. from Ambassador University in St. Albans, England.

(3)	William G. Levering III has served as Vice President and Chief Financial Officer and Treasurer since March 2008. In October 2008, Mr. Levering was appointed as the Corporate Secretary. From 2005 to 2008, Mr. Levering served as Chief Financial Officer, Secretary and Treasurer of Princeton Softech, Inc., a leader in Enterprise Data Management software solutions. Prior to joining Princeton Softech, Mr. Levering worked at AXS-One, Inc. (formerly Computron Software, Inc.), where he served as Chief Financial Officer and Treasurer from 2000 to 2004; Vice President, Corporate Controller from 1997 to 2000; and Revenue Controller from 1996 to 1997. Prior to his tenure at AXS-One, Mr. Levering started his career with KPMG LLP, an international accounting firm and was employed from 1982 to 1996 where he spent the last 7 years as a senior audit manager. Mr. Levering holds a B.A. in Economics and Finance from Rutgers University.

(4)	Richard G. Napoli has served as Vice President of Product Development since December 2008 and is responsible for the management, development, quality, documentation, training and level 2 support of our products. He brings over 30 years of software development and business management experience gained from serving at software firms such as Oracle, Princeton Financial Systems, and Magna. In 2008, Mr. Napoli served as the Vice President of Product Development for Systech International, a software company specializing in the pharmaceutical packaging industry. From 2005 to 2008, Mr. Napoli served as the Chief Executive Officer of Fusion Technologies, a software services company acquired by Alliance Consulting in 2006. Previously, from 2000 to 2004, Mr. Napoli served as Chief Technology Officer and Senior Vice President for a division of State Street Corporation, a financial services firm. Prior to that, he served from 1995 to 2000 as Executive Vice President of Software Development for Princeton Financial Systems, which State Street acquired in 1996. From 1978 to 1995 Mr. Napoli held various development management positions at Oracle, Corp., Magna Software Corporation, Citicorp, Mobius Management Systems and American Management Systems. Mr. Napoli holds an MBA in Finance from New York University and a B.S. in Computer Science form SUNY at Stony Brook.

(5)	Charles K. Rafferty has served as Vice President and General Manager of North American Operations, is responsible for sales, marketing, delivery services and customer support since November 2006. From August 2005 to November 2006, Mr. Rafferty was responsible for software development and management of global partnerships. From 2003 to 2005, Mr. Rafferty served as Vice President North American Sales and Business Development of Optum, Inc. Prior to joining Optum, Mr. Rafferty served as the senior sales and marketing executive at Prescient Systems. In addition, Mr. Rafferty held various sales, marketing and management positions at Logility, Dun & Bradstreet Software and Automatic Data Processing, Inc. Mr. Rafferty holds a B.S. in Business Management & Information Systems from Widener University.

(6)	Krishna Venkatasamy has served as Vice President, Voxware Application Development, since November 2006 and now is in charge of Product Strategy. Mr. Venkatasamy joined the Company in December 2003 as Director of Product Development. He has spent over 13 years engineering software solutions for supply chain planning and execution. From 2002 to June 2003, Mr. Venkatasamy was Director of Product Development at Industri- Matematik International Inc., a supply chain management software vendor. Prior to that, from 1996 to 2002, Mr. Venkatasamy served in various senior engineering positions in the product development and management organization at i2 Technologies Inc, one of the leading supply chain management software providers. While at i2 Technologies, Mr. Venkatasamy helped establish the offshore product development center in India. Prior to that, Mr. Venkatasamy served in software engineering positions at a number of software development companies. Mr. Venkatasamy holds a B.S. in Engineering in Computer Science from CIT, India.

(7)	David Vetter has served as Chief Technology Officer since February 1999. Mr. Vetter joined Voxware when Voxware acquired the assets of Verbex Voice Systems, Inc. in 1999. He had been employed with Verbex Voice Systems since 1987. Mr. Vetter has over 25 years management and consulting experience in the commercial development of speech recognition products at Milton-Bradley, Digital Equipment Corporation, General Instrument and other organizations. Mr. Vetter holds a B.S. in Humanities and Mathematics from MIT, and a M.A. in Physics from the University of Massachusetts.

None of our executive officers is related to any other executive officer or to any director of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     This Compensation Discussion and Analysis summarizes the principles underlying the Company’s compensation policies and decisions and the principal elements of compensation paid to its named executive officers during the 2009 fiscal year. The Company’s Chief Executive Officer (the “CEO”), and the other two highest paid executive officers included in the Summary Compensation Table below will be referred to as the “named executive officers” for purposes of this discussion. In general, the compensation paid to the Company’s named executive officers is similar to that paid to all our other executive officers.

Compensation Objectives and Philosophy

     The Compensation Committee (the “Committee”) of the Board of Directors is responsible for reviewing and approving the compensation payable to the Company’s executive officers and other key employees. The fundamental policy of the Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance.

     The Committee seeks to accomplish the following objectives with respect to the Company’s executive compensation programs:

  Recruit, motivate and retain executives capable of meeting the Company’s strategic objectives;

  Provide incentives to encourage superior executive performance and successful financial results for the Company; and

  Align the interests of executives with the long-term interests of shareholders.

     The Committee seeks to achieve these objectives by:

  Establishing a compensation structure that is both market competitive and internally fair;

  Linking a substantial portion of compensation to the Company’s achievement of financial objectives and the individual’s contribution to the attainment of those objectives;

  Providing risk for underachievement and upward leverage for overachievement of goals; and

  Providing long-term equity-based incentives and encouraging direct share ownership by executives.

Setting Executive Compensation

     In fiscal 2009, the Committee engaged Radford Surveys & Consulting (“Radford”), a nationally recognized compensation consulting firm, to provide competitive compensation data and general advice on the Company’s compensation programs and policies for executive officers. During fiscal 2009, Radford performed a market analysis of the compensation paid by comparable high technology companies and provided the Committee with recommended compensation ranges for each executive position based on the competitive data. The source of information used by Radford for competitive comparisons in fiscal 2009 is the 2009 Radford High Technology Executive Compensation Survey, specifically targeting high technology companies nationwide with under $50M of revenues (the “Peer Group”). In addition, the CEO provided the Committee with a detailed review of the performance of each executive officer other than himself, and made recommendations to the Committee with respect to the compensation packages including salary, bonus and equity awards for those officers based upon their contribution to the Company for the 2009 fiscal year.

     When compared to comparable positions at the competitive peer group companies, it is the Committee’s objective to target the base cash compensation level of executive officers at or below the 50th percentile, whereas the target for total annual compensation is at a level between the 25th and 75th percentiles. However, in determining the compensation of each executive officer, the Committee also considers a number of other factors, including recent Company and individual performance, the CEO’s recommendations and cost of living in the Northeast area. There is no pre-established policy for allocation of compensation between cash and non-cash components or between short-term and long-term components. Instead, the Committee determines the mix of compensation for each executive officer based on its review of the competitive data and its subjective analysis of that individual’s performance and contribution to the Company’s financial performance.

Components of Compensation

     It is the Committee’s objective to have a portion of each executive officer’s compensation contingent upon our performance, as well as upon each executive officer’s own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (1) base salary, which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (2) cash bonuses, which reflect the achievement of Company performance objectives and goals and (3) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and our stockholders.

Base Salary

     The Committee’s objective is to set annual base salary for each executive officer at or below the median 50th percentile when compared to the Peer Group. When compared to the data drawn from the Peer Group Radford survey, the base salary provided to our executive officers for the 2009 fiscal year was below the 25th percentile for most of our executive officers.

     For the 2009 fiscal year, the named executive officers’ base salaries were increased by approximately 2-4% to bring them in line with the base salaries of other named executive officers. Even after such increase, the base salaries for those officers were generally at the 25th percentile when compared to the Peer Group. The table below shows fiscal 2008 and 2009 base salary rates for each named executive officer and the salary increases for 2008 and 2009:

Name	Title	2008 Salary	2009 Salary	% Increase
Scott J. Yetter	President and CEO	$245,000	$250,000	2%
Charles K. Rafferty	VP and GM North American Operations	$170,000	$175,000	3%
Stephen J. Gerrard	VP Marketing and Strategic Planning	$167,500	$175,000	4%

Annual Bonuses

     In General – The Company’s executive officers have the opportunity to earn annual cash incentive awards under the Company’s Short-Term Incentive Plan (the “STIP”). STIP cash awards are designed to reward executive performance while reinforcing the Company’s short-term strategic operating goals such as revenue and profitability against the operating plan. Each year, the Committee establishes a target award for each named executive officer based on either a percentage of base salary or a specific dollar amount. Annual bonus targets, as a percentage of salary, increase with executive rank so that for the more senior executives, a greater proportion of their total cash compensation is contingent upon annual performance. The bonus increase becomes greater for executives with revenue responsibility. The increased bonus helps manage the financial exposure of the Company by limiting its bonus payment if certain revenue and margin targets are not met. Conversely, if the revenue and margin targets are exceeded, the overall compensation of the revenue producing executives will exceed their peers. The current bonus plan for these revenue producing executives is in the 75th percentile. For non-revenue producing executives, it is the Committee’s intention to target annual bonuses at the 50th percentile of similar opportunities offered by the Peer Group companies, and for fiscal 2009 target annual incentive awards for most executive officers were at or below the 50th percentile when compared to the Peer Group.

     Fiscal 2009 Performance Measures and Payouts – Target awards for fiscal 2009 ranged from 50% to 100% of base salary for the executive officers and were payable based on the Committee’s review of both Company and individual performance. Company performance-based measures included annual revenue and earnings before interest, taxes, depreciation and amortization and stock option expense. Fiscal 2009 was the start of the global recession and the Company had a cash loss of $2.9 million for the first half and restructured the Company and had a small cash profit for the second half of fiscal 2009.

     In July 2009, the Committee, on the basis of its assessment of the Company financial results for the second half of fiscal 2009, achieving Company profitability above the revised operating plan for the second half and the individual performance of each named executive officer for that year, awarded an annual bonus to Messrs. Yetter and Gerrard. The Committee used its discretion in awarding 30% of total target bonus amounts and factored both the poor performance in the first half of fiscal 2009 due in part to the economy and the better than expected second half of fiscal 2009.

     The table below details fiscal 2009 annual bonus targets and actual payouts for each of the named executive officers.

			2009		2009
		2009	Target	2009	Actual
		Target	Bonus	Actual	Bonus
Name	Title	Bonus ($)	(% Salary)	Bonus ($)	(% Salary)
Scott J. Yetter	President and CEO	$125,000	50%	$37,500	15%
Charles K. Rafferty	VP and GM North	$175,000 (1)	100%	$96,255	55%
	American Operations
Stephen J. Gerrard	VP Marketing and	$100,000	57%	$30,000	17%
	Strategic Planning
____________________

(1)	Mr. Rafferty was on a commission-based plan and was able to achieve up to 100% of his base salary as a targeted commission amount.

     Change for fiscal years 2008, 2009 and 2010 – Beginning with fiscal year 2008 it was the Committee’s intention to base a greater percentage of the annual award payout on corporate, as opposed to individual, performance for higher level executives, with 100% of the CEO’s annual bonus tied to the attainment of corporate performance objectives. During 2008 bonuses for Mr. Rafferty and Mr. Gerrard were 100% commission based. Corporate performance targets were based on annual revenue targets and earnings before interest, taxes, depreciation and amortization and stock option expense.

     For the 2010 fiscal year awards, the potential payout may range from 0–100% of target. However, based on the CEO’s recommendation, the Committee will have the discretion to increase the award for any executive officer, other than the CEO, by up to 50% of the target amount for that executive for exceptional performance by the Company or the executive. The Committee also has discretion to reduce the dollar amount of the awards otherwise payable to the executive officers for sub-par performance by the executive. The dollar amount of the 2010 annual bonus target for each executive officer remained at the same level in effect for that individual for the 2009 fiscal year, as detailed in the table above.

Long-Term Incentive Equity Awards

     Accounting Considerations. In June 2006, the Committee decided to accelerate the vesting of all outstanding stock options granted to employees before the Company became subject to the new stock-based compensation accounting rules under Statement of Financial Accounting Standards No. 123 (revised 2004—“FAS 123(R)”). By accelerating the vesting of those outstanding options, the Company was able to avoid having to record an expense for those options on its financial statements and thereby avoid impacting its reported earnings in the future.

     Grants. A significant portion of each senior executive’s compensation is provided in the form of long-term incentive equity (“LTI”) awards. It is the Committee’s belief that properly structured equity awards are an effective method of aligning the long-term interests of senior management with those of the Company’s shareholders. Currently, all employees are eligible to receive LTI awards, however an increasing emphasis will be placed on higher level executives.

     The Committee establishes long-term incentive grant guidelines for eligible executive officers each year based on competitive annual grant data provided by Radford. Such data is determined by Radford using the Black-Scholes valuation method (“BSV”). With that approach, a competitive company’s long-term incentive grant value is established as a dollar value and then stratified into quartiles. The Committee then considers individual awards with a focus on targeting total annual compensation (base salary, plus STIP plus LTI) between the 25th to 75th percentile of that paid by the Peer Group. Actual grants are determined from this guideline, however individual performance, competitive total compensation amounts, internal equity pay considerations, and the potential impact on shareholder dilution and FAS 123(R) compensation expense are also considered. For the 2009 fiscal year, individual awards for Mr. Yetter was below the 25th percentile, Mr. Rafferty was at the 30th percentile and due to a special grant discussed below Mr. Gerrard was at the 65th percentile when compared to the Peer Group.

     Fiscal Year 2009 Grants. The Company’s equity plan permits various types of equity awards, including grants of stock options, restricted stock and restricted stock units. Stock options have historically been the primary form of equity award issued by the Company. The adoption by the Company of SFAS 123(R) gave rise to a change in the accounting treatment for stock options and RSU’s, which made awards of options less attractive from an accounting point of view.

     The CEO and each of the other named executive officers received the stock option awards summarized in the table below in December 2008. In addition, Mr. Gerrard assumed new responsibilities as Vice President of Marketing and Strategic Planning and received a stock option award in April 2009. All of the option awards vest in 12 equal quarterly installments over the four year period of service measured from the award date.

	December 2008		April 2009
Name	Number of	Option Exercise	Number of	Option Exercise
	Option Shares	Price	Option Shares	Price
Scott J. Yetter	30,000	$1.35
Charles K. Rafferty	20,000	$1.35
Stephen J. Gerrard	20,000	$1.35	30,000	$1.24

     There have not been any fiscal Year 2010 grants.

     Market Timing of Equity Awards. The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients, and accordingly, there is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. Historically, options were generally granted on the first day of the month following an approved grant, with certain exception of bonus grants which may be granted on any given future date. Beginning in 2008, the Committee followed a grant practice of tying equity awards to its annual year-end review of individual performance and its assessment of Company performance. Accordingly, any equity awards to the executive officers were made on an annual basis during the fifth or sixth month of the succeeding fiscal year; i.e. November or December or at a time of promotion or an increase in responsibilities. This practice continued during fiscal 2009 and will continue during fiscal 2010.

     CEO Employment Agreement – On September 14, 2007, the Company entered into an employment agreement with the CEO with an initial three-year term measured from the September 14, 2007 effective date. The principal terms of the employment agreement are summarized in the section of the proxy statement entitled “Employment Agreements, Termination of Employment and Change in Control Agreement.” Pursuant to this agreement, Scott J. Yetter will become entitled to a severance benefit of six months of salary continuation and healthcare coverage at the Company’s expense, plus a pro-rated bonus, should his employment terminate under certain defined circumstances. The Committee believes the severance provided under this agreement is within a reasonable range when compared to severance packages in place for similar level executives in comparable companies.

Executive Benefits and Perquisites

     It is not our practice to provide our executive officers with any meaningful perquisites. Executive officers are eligible to participate in the Voxware, Inc. 401(k) Plan, a tax-qualified 401(k) defined contribution plan open to all employees and officers upon the same terms and conditions. In addition, all administrative employees, including executive officers, are eligible to receive standard health, disability, life and travel insurance, and vacation and holiday benefits.

IRC Section 162(m) compliance

     As a result of Section 162(m) of the Internal Revenue Code, publicly-traded companies, such as the Company, are not allowed a federal income tax deduction for compensation paid to the CEO and the four other highest paid executive officers, to the extent that such compensation exceeds $1 million per officer in any one year and does not otherwise qualify as performance-based compensation. The Company’s 2003 Stock Incentive Plan is structured so that compensation deemed paid to an executive officer in connection with the exercise of a stock option should qualify as performance-based compensation that is not subject to the $1 million limitation. For example, the restricted stock units granted to the executive officers in September 2007 and December 2007 will not qualify as performance-based compensation because the vesting of those awards is tied solely to continued service. In establishing the cash and equity incentive compensation programs for the executive officers, it is the Committee’s view that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation, including cash bonus programs tied to the Company’s financial performance, stock options and restricted stock unit awards, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. It is the Committee’s belief that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. However, for the 2009 fiscal year, the total amount of compensation paid by the Company (whether in the form of cash payments or upon the exercise or vesting of equity awards) should be deductible and not affected by the Section 162(m) limitation.

COMPENSATION COMMITTEE REPORT

     Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) included in this proxy statement with management. Based on that review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement.

By the Compensation Committee of the Board of
Directors of Voxware, Inc. as constituted on October 13, 2009

Joseph A. Allegra
Donald R. Caldwell
David J. Simbari

Summary Compensation Table

     The following table sets forth a summary for the fiscal year ended June 30, 2009 of the cash and non-cash compensation awarded, paid or accrued by us to our current chief executive officer, and our two other most highly compensated executive officers who served in such capacities in fiscal 2009 (collectively, the “named executive officers”). No other executive officers who would have otherwise been includable in such table on the basis of their compensation for the fiscal year ended June 30, 2009 have been excluded by reason of their termination of employment or change in executive status during that year.

						All
Name				Stock	Option	Other
and Principal		Salary	Bonus	Awards	Awards	Compensation	Total
Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Scott J. Yetter	2009	$250,000	$37,500	$332,632	$615,163	$1,531	$1,236,826
President and CEO
	2008	$245,000	$141,875	$262,666	$287,070	-	$940,611

Charles K. Rafferty	2009	$175,000	$96,255	$75,324	$74,745	$1,313	$422,637
VP and GM North American
Operations	2008	$170,000	$195,057	$54,736	$33,152	-	$452,945

Stephen J. Gerrard	2009	$175,000	$30,000	$69,797	$61,897	$1,313	$338,007
VP Marketing and Strategic
Planning	2008	$167,500	$233,442	$54,736	$27,202	-	$482,880

____________________

(1)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2009, in accordance with FAS 123(R) with respect to stock awards granted to each named executive officer, and thus, include amounts from awards granted in and prior to the 2009 fiscal year. Assumptions used in the calculation of this amount are included in footnote 7 to the Company’s audited financial statements for the fiscal year ended June 30, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2009.

(2)

 The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2009, in accordance with FAS 123(R) with respect to stock options granted to each named executive officer, and thus, include amounts from awards granted in and prior to the 2009 fiscal year. Assumptions used in the calculation of this amount are included in footnote 7 to the Company’s audited financial statements for the fiscal year ended June 30, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2009.

(3)	The amounts in column (i) reflect the 401k company match. Beginning January 1, 2009, the Company began matching employees 401k contributions.

2009 Grants of Plan-Based Awards Table

     The following table sets forth information with respect to the named executive officers concerning grants of options during the fiscal year ended June 30, 2009.

		All Other
		Option Awards:
		Number of	Exercise
		Securities	or Base	Grant Date Fair
		Underlying	Price of Option	Value of Equity
	Grant	Options	Awards	Awards
Name	Date	(#)	($/Sh)	($) (2)
(a)	(i)	(j)	(k)	(l)
Scott J. Yetter	12/12/08 (1)	30,000	$1.35	$46,023
Charles K. Rafferty	12/12/08 (1)	20,000	$1.35	$30,682
Stephen J. Gerrard	12/12/08 (1)	20,000	$1.35	$30,682
	04/06/09 (1)	30,000	$1.24	$37,077
____________________

(1)	The reported option will vest in accordance with the following schedule: the option shares will vest in a series of 12 quarterly installments over the four year period measured from the option grant date, subject to accelerated vesting upon a change in control of the Company or termination of employment under certain circumstances.

(2)	The dollar value reported in column (l) with respect to options represents the grant date fair value of each option determined in accordance with the provisions of FAS 123(R). A discussion of valuation assumptions used in the FAS 123(R) calculation of grant date fair value is set forth in Note 7 to the Company’s audited financial statements for the fiscal year ended June 30, 2009, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2009.

Outstanding Equity Awards at Fiscal Year-End 2009 Table

     The following table provides a summary of equity awards outstanding at June 30, 2009 for each of our named executive officers.

	Option Awards				Stock Awards
	Number of	Number of				Market Value
	Securities	Securities			Number of	of Shares or
	Underlying	Underlying			Shares or	Units of Stock
	Unexercised	Unexercised	Option	Option	Units of Stock	that Have Not
	Options (#)	Options (#)	Exercise Price	Expiration	That Have	Vested
Name	Exercisable	Unexercisable	($)	Date	Not Vested	($)
(a)	(b)	(c)	(e)	(f)	(g) #	(h)(8)
Scott J. Yetter	51,563(1)	23,348(1)	$4.10	09/01/16	52,124(5)	$101,121
	84,467(2)	60,333(2)	$6.95	09/04/17	12,500(6)	$24,250
	37,500(2)	37,500(2)	$5.15	12/13/17
	3,750(3)	26,250(3)	$1.35	12/12/18
Charles K. Rafferty	33,333	0	$4.80	08/01/15	8,685(5)	$16,849
	40,000	0	$5.69	06/01/16	13,125(7)	$25,462
	11,783(2)	8,417(2)	$6.95	09/04/17
	5,062(4)	8,438(4)	$5.15	12/13/17
	2,500(3)	17,500(3)	$1.35	12/12/18
Stephen J. Gerrard	2,500	0	$2.25	06/24/13	8,685(5)	$16,849
	6,667	0	$3.27	07/01/14	13,125(7)	$25,462
	13,333	0	$4.80	07/15/15
	15,000	0	$5.69	06/01/16
	9,683(2)	6,917(2)	$6.95	09/04/17
	4,125(4)	6,875(4)	$5.15	12/13/17
	1,000(3)	17,500(3)	$1.35	12/12/18
	0	30,000(3)	$1.24	04/06/19
____________________

(1)	25% of the option shares vest on the first anniversary of the September 1, 2006 grant date and the remaining option shares vest in a series of 12 quarterly installments over the three-year period measured from the first anniversary of the option grant date, subject to accelerated vesting upon a change in control of the Company or termination of employment under certain circumstances.

(2)	The option vests monthly over a three-year period from the September 4, 2007 grant date.

(3)	The option vests quarterly over a four-year period from the December 12, 2008 grant date.

(4)	The option vests monthly over a four-year period from the December 13, 2007 grant date.

(5)	The reported restricted stock units vest monthly over a 36-month period starting September 4, 2007.

(6)	The reported restricted stock units vest monthly over a 36-month period starting December 13, 2007.

(7)	The reported restricted stock units vest monthly over a 48-month period starting December 13, 2007.

(8)	The market value utilizes the closing market price of the Company stock on June 30, 2009 of $1.94 per share.

2009 Pension Benefits

     The Company does not offer a pension plan.

2009 Non-Qualified Deferred Compensation

     The Company does not offer a non-qualified deferred compensation plan.

Employment Agreements

     On September 14, 2007, the Company and Scott J. Yetter entered into an Executive Employment Agreement pertaining to Mr. Yetter’s continued service as the Company’s President and Chief Executive Officer (the “Agreement”). The Agreement will continue, unless earlier terminated by the parties, until September 14, 2010 (the “Term”). The Term will be automatically extended for successive one-year periods unless either the Company or Mr. Yetter provides a written notice at least 90 days preceding the date of any such extension that such party does not intend to extend the Term. Mr. Yetter shall receive a base salary under the Agreement of at least $20,000 per month (“Base Salary”), which shall be subject to adjustment as determined by the Board in its sole discretion. Mr. Yetter will be eligible to receive an annual discretionary bonus determined by the Board based upon certain performance standards relating to the Company’s performance against its Business Plan in terms of revenue and profitability. Mr. Yetter’s bonus shall range from 0-50% of Mr. Yetter’s Base Salary, subject to achievement of performance goals. The Agreement provides that in the event the Company terminates Mr. Yetter at any time without “Cause” (as defined in the Agreement as: (i) a good faith finding by the Company of failure of Mr. Yetter to perform his assigned duties for the Company (not cured to the reasonable satisfaction of the Board of Directors of the Company within thirty (30) days of such finding), (ii) a material breach of the terms of the Agreement by Mr. Yetter, (iii) a material failure by Mr. Yetter to follow the Company’s policies and procedures; (iv) Mr. Yetter’s commission of dishonesty, gross negligence or misconduct, in connection with Mr. Yetter’s responsibilities in his position with the Company; or (v) the conviction of Mr. Yetter of, or the entry of a pleading of guilty or nolo contendere by Mr. Yetter to, any crime involving moral turpitude or any felony) or Mr. Yetter resigns for “Good Reason” (as defined in the Agreement as: (i) failure to maintain Mr. Yetter in a position commensurate with that of President and Chief Executive Officer; (ii) failure to pay, or a material reduction of, Mr. Yetter’s initial salary as stated in the Agreement; or (iii) relocation of the Company’s principal headquarters outside of a sixty (60) mile radius from Lawrenceville, New Jersey), Mr. Yetter will be entitled, for a period of six (6) months, to receive severance payments equal to his Base Salary in effect at that time, plus a prorated portion of his annual bonus. The severance amounts shall be paid in accordance with the Company’s payroll practices during the six (6) months. In addition, the Company shall (in accordance with the terms of the Company’s applicable medical plan) pay monthly COBRA medical insurance costs (as defined in the Agreement), if Mr. Yetter continues medical coverage under COBRA, for a period of six (6) months following such termination. The Agreement also contains customary provisions concerning confidentiality and non-competition.

     Upon a “Change of Control” of the Company, the option shares subject to Mr. Yetter’s September 4, 2007 stock option grant and restricted stock unit award will vest on an accelerated basis as if he had completed an additional twenty-four months of service at the time of the Change of Control. For purposes of the Agreement, a “change of control” is defined as: (i) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a “Change of Control”: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or (ii) Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of the Agreement by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; or (iii) The consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation or other form of entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation or entity is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination) or (iv) Notwithstanding the foregoing, a Change of Control will not be deemed to have occurred in the case of a Management Buy Out. A “Management Buy Out” is any event which would otherwise be deemed a “Change of Control”, in which Mr. Yetter, directly or indirectly (as a beneficial owner) acquires equity securities, including any securities convertible into or exchangeable for equity securities, of the Company or the Acquiring Corporation in connection with any Change of Control, other than as compensation pursuant to a compensation plan approved by the Board).

Calculation of Potential Payments upon Termination or Change in Control

     The chart below quantifies the potential payments to Mr. Yetter under the Agreement based upon the following assumptions:

     (i) his employment terminated on June 30, 2009 under circumstances entitling him to severance benefits under the Agreement (dated September 14, 2007),

     (ii) as to any benefits tied to Mr. Yetter’s rate of base salary, the rate of base salary is assumed to be his rate of base salary as of June 30, 2009, and

     (iii) as to any benefits tied to a change in control, the change in control is assumed to have occurred on June 30, 2009 and the change in control consideration paid per share of outstanding Common Stock is assumed to be equal to the closing selling price of our Common Stock on June 30, 2009, which was $1.94 per share (as reported on the NASDAQ Capital Market).

			Value of Option
		Salary and	Acceleration/
Name	Trigger	Bonus	Extension	Total Value
Scott J. Yetter,	Termination after Expiration of Term; for “Cause” or at Election of Employee	$20,833 (1)	N/A	$20,833
President and
Chief Executive
Officer
	Termination for Death or Disability	$20,833 (2)	N/A	$20,833

	Termination without “Cause” or for “Good Reason” by Employee following “Change of Control”	$194,280(3)	$124,491 (4)	$318,771

____________________

(1)	Upon termination after expiration of term, for cause, or at election of the employee, Mr. Yetter is entitled to salary and prorated bonus payments through the last date of employment. This includes a monthly salary of $20,833 (less the mid-month payment of $10,417) plus the prorated bonus, or $10,417.

(2)

Upon termination for death or disability, Mr. Yetter is entitled to salary and prorated bonus payments through the end of the month in which employment ceased. This includes a monthly salary of $20,833 (less the mid-month payment of $10,917) plus the prorated bonus, or $10,417.

(3)

Upon termination without cause, or for good reason by the employee following change of control, Mr. Yetter is entitled to salary, prorated bonus and COBRA payments for a period of six months following termination.

(4)

Represents the intrinsic value of each stock option or other equity award outstanding on June 30, 2009 and which vests on an accelerated basis in connection with the “Change of Control” (accelerated vesting only occurs in the event of a “Change of Control” and not in connection with termination for “Good Reason” by Mr. Yetter) and is calculated by multiplying (i) the aggregate number of equity awards which vest on such an accelerated basis by (ii) the amount by which the $1.94 closing selling price of our Common Stock on June 30, 2009 exceeds any exercise price payable per vested share, or options valued at $8,850 and RSUs valued at $115,641. Upon termination in connection with a “Change of Control”, the unvested portion of Mr. Yetter’s RSUs (150,057 shares of Common Stock) immediately vest in a pro rata percent equal to the portion of the RSU which would have otherwise vested within the twenty-four month period following the Change of Control, or 59,609 shares of Common Stock under the RSU grant. Since all but one option that would accelerate have exercise prices above $1.94, only the one option that was issued on December 12, 2008 with an exercise price of $1.35 for a total of 30,000 shares would have an impact.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee is currently composed of Messrs. Allegra, Caldwell and Simbari. No interlocking relationship exists between any member of the Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is or was formerly an officer or an employee of the Company.

     During fiscal 2009, Edison, of which Joseph A. Allegra is a general partner, and Cross Atlantic, of which Donald R. Caldwell is the Chairman and Chief Executive Officer, participated in the following transactions with us:

     In connection with our June 2009 private placement, a Cross Atlantic entity, The Co-Investment Fund II, L.P., purchased an aggregate of 1,142,857 shares of Common Stock and received 114,286 warrants to purchase Common Stock at a purchase price of $2,000,000, and Edison purchased an aggregate of 285,714 shares of Common Stock and received 28,571 warrants to purchase Common Stock at a purchase price of $500,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

     The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 27, 2009, by (1) each person or group who is known by us to own beneficially more than 5% of our Common Stock, (2) each of our directors and nominees, (3) each of our Named Executives for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., 300 American Metro Blvd., Suite 155, Hamilton, NJ 08619. Percentage of ownership is based on 8,026,867 shares of Common Stock outstanding on October 27, 2009.

		Amount and Nature of	Percent of
Name and Address of Beneficial Owner (1)		Beneficial Ownership (1)(2)	Class (1)
(i)	Certain beneficial owners:

	Edison Venture Fund V, L.P. (3)	3,800,544	43.05%
	1009 Lenox Drive #4, Lawrenceville, NJ 08648

	Cross Atlantic Technology Fund Entities (4)	2,419,228	28.80%
	5 Radnor Corporate Center #555
	100 Matsonford Road, Radnor, PA 29087

	Scorpion Nominees Limited (5)	518,316	6.45%
	c/o Oracle Management Ltd.
	85 Reid Street, Hamilton HM12, Bermuda

(ii)	Directors (which includes all nominees) and Named
	Executives:

	Joseph A. Allegra (6)	3,811,294	43.12%

	Donald R. Caldwell (7)	2,429,978	28.90%

	James L. Alexandre (8)	111,333	1.39%

	Robert Olanoff (9)	7,417	**

	Don Cohen (10)	4,333	**

	David J. Simbari (11)	3,584	**

	Charles K. Rafferty (12)	121,806	1.50%

	Stephen J. Gerrard (13)	102,252	1.26%

	Scott J. Yetter (14)	300,661	3.64%

(iii)	All directors and current executive officers as a group (13 persons)
		7,071,882	72.13%
____________________

** Less than 1% of outstanding shares of our Common Stock.

(1)

Number of shares beneficially owned and percent of class are determined by assuming that options or other Common Stock equivalents that are held by such person or group (but not those held by any other person or group) and which are exercisable or convertible within 60 days have been exercised or converted.

(2)	We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(3)

Includes 2,999,156 shares of Common Stock and 801,388 shares of Common Stock issuable upon exercise of Common Stock warrants. Collectively, Joseph A. Allegra, Ross Martinson, John Martinson and Gary Golding have voting and investment control over the shares of Common Stock held by Edison Venture Fund V, L.P., but disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Mr. Allegra has served on our Board of Directors since June 2003. Mr. Martinson served on our Board of Directors from June 2003 to July 2006.

(4)

Includes 904,480 shares of Common Stock and 257,605 shares of Common Stock issuable upon exercise of Common Stock warrants held by Cross Atlantic Technology Fund II, L.P., and 1,142,857 shares of Common Stock and 114,286 shares of Common Stock issuable upon exercise of Common Stock warrants held by Co-Investment Fund II, L.P. Collectively, Donald R. Caldwell, President and Chief Executive Officer, Fred Tecce, Vice President, Richard M. Fox, Vice President, and Gerry McCrory, Vice President, have voting and investment control over the shares of Common Stock held by Cross Atlantic Technology Fund II, L.P. and Co-Investment Fund II, L.P., but disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Mr. Caldwell has served on our Board of Directors since December 2004.

(5)

Includes 511,890 shares of Common Stock and 6,426 shares of Common Stock issuable upon exercise of Common Stock warrants. Collectively, John O’Kelly-Lynch, President and Director, and William Spencer, Vice President and Director, have voting and investment control over the shares of Common Stock held by Scorpion Nominees Limited, but disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(6)

Includes 2,999,156 shares of Common Stock and 801,388 shares of Common Stock issuable upon the exercise of warrants owned by Edison Venture Fund V, L.P. The reporting person is a general partner of Edison Venture Fund V, L.P. and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. Also includes 10,750 shares of Common Stock issuable upon the exercise of stock options issued to Mr. Allegra.

(7)

Includes 904,480 shares of Common Stock and 257,605 shares of Common Stock issuable upon the exercise of warrants owned by Cross Atlantic Technology Fund II, L.P., and 1,142,857 shares of Common Stock and 114,286 shares of Common Stock issuable upon exercise of Common Stock warrants held by Co-Investment Fund II, L.P. Also includes 10,750 shares of Common Stock issuable upon the exercise of stock options issued to Mr. Caldwell. The reporting person is a general partner of Cross Atlantic Technology Fund II, L.P. and Co-Investment Fund II, L.P., and disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

(8)	Includes 104,166 shares of Common Stock and 7,167 shares of Common Stock issuable upon the exercise of stock options.

(9)	Reflects 7,417 shares of Common Stock issuable upon the exercise of stock options.

(10)	Reflects 4,333 shares of Common Stock issuable upon the exercise of stock options.

(11)	Reflects 3,584 shares of Common Stock issuable upon the exercise of stock options.

(12)

Includes 18,524 shares of Common Stock purchased from Restricted Stock Units, 100,233 shares of Common Stock issuable upon the exercise of stock options and 3,049 vested and undelivered Restricted Stock Units.

(13)

Includes 16,691 shares of Common Stock purchased from Restricted Stock Units, 20,000 shares of Common Stock, 62,512 shares of Common Stock issuable upon the exercise of stock options, and 3,049 vested and undelivered Restricted Stock Units.

(14)

Includes 61,125 shares of Common Stock purchased from Restricted Stock Units, 227,036 shares of Common Stock issuable upon the exercise of stock options and 12,500 vested and undelivered Restricted Stock Units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 30, 2009, the Company entered into a Common Stock Purchase Agreement with certain accredited investors, pursuant to which the Company issued an aggregate of up to 1,428,571 shares of its Common Stock, $0.001 par value per share, in a private placement and issued 142,857 warrants to purchase Common Stock.

     Edison Venture Fund V, L.P. purchased 285,714 shares of Common Stock in the private placement and received 28,571 warrants to purchase Common Stock in the private placement. Joseph A. Allegra is a general partner of Edison Venture Fund V, L.P. and a director of the Company. Mr. Allegra disclaims beneficial ownership of the reported securities except to the extent of his respective pecuniary interest therein.

     Co-Investment Fund II, L.P. purchased 1,142,857 shares of Common Stock in the private placement and received 114,286 warrants to purchase Common Stock in the private placement. Donald R. Caldwell is a general partner of Co-Investment Fund II, L.P. and a director of the Company. Mr. Caldwell disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK AUTHORIZED FOR ISSUANCE

     Our Board has approved an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance from 12,000,000 shares to 15,000,000 shares and recommends that our stockholders approve the proposed amendment. The additional 3,000,000 shares of Common Stock will be designated as Common Stock with a par value of $0.001 per share. The Company is currently authorized to issue 14,000,000 shares of capital stock, of which 12,000,000 shares are designated as Common Stock, and 2,000,000 shares of which are designated as Preferred Stock. A copy of the proposed amendment is attached to this proxy statement as Appendix A.

     The additional shares of Common Stock would have rights identical to our Common Stock currently outstanding. Approval of the proposed amendment and any issuance of Common Stock would not affect the rights of the holders of our Common Stock currently outstanding. However, if the proposed amendment is approved, and the Board decides to issue such shares of Common Stock, such issuance of Common Stock will increase the outstanding number of shares of Common Stock, thereby causing dilution in earnings per share and voting interests of the outstanding Common Stock. As of the record date, 8,026,867 shares of our Common Stock were issued and outstanding and 2,519,375 shares of our Common Stock were subject to outstanding stock options and restricted stock units, warrants or other convertible securities, thereby leaving 1,453,758 shares of Common Stock unassigned and authorized for potential issuance of the current 12,000,000 shares of Common Stock authorized. If the proposed amendment is approved to increase our authorized Common Stock to 15,000,000 shares, there will be 4,453,758 shares of Common Stock unassigned and authorized for potential issuance. The proposed amendment will not change the number of shares of Preferred Stock authorized for issuance.

     The following table sets forth the potential dilutive effect on the beneficial ownership of the existing stockholders of the Company if all of the shares of Common Stock authorized were issued by the Company:

	Beneficial Ownership of		Beneficial Ownership of
	Existing Stockholders		Existing Stockholders
	prior to the Proposed		after the Proposed
	Amendment (2)		Amendment(3)
	Number	Percentage	Number	Percentage
Existing Stockholders (1):	8,026,867	67%	8,026,867	54%
____________________

(1)	For purposes of clarification, the percentage represented by the existing stockholders excludes any and all options, warrants and other convertible securities held by the existing stockholders.

(2)	Ownership is based upon the number of outstanding shares of Common Stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of Common Stock before the proposed amendment.

(3)	Ownership is based upon the number of outstanding shares of Common Stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of Common Stock after the proposed amendment.

     Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board to be necessary or desirable. These purposes may include, but are not limited to, expanding our business through the acquisition of other businesses or products; establishing strategic relationships with other companies; raising capital through the sale of our Common Stock; and attracting and retaining valuable employees by providing equity incentives. Currently, we do not have any specific plans, arrangements, undertakings or agreements to issue shares in connection with the foregoing prospective activities.

     Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval. Stockholder approval of this proposal is required under Delaware law and requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock.

     The Board unanimously recommends that you vote “FOR” the approval of the amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of Common Stock authorized for issuance.

PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR 2003 STOCK INCENTIVE PLAN TO
INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK RESERVED FOR
ISSUANCE THEREUNDER BY AN ADDITIONAL 250,000 SHARES OF COMMON STOCK FROM
1,534,734 TO 1,784,734 SHARES

     Our stockholders are being asked to approve an amendment to our 2003 Stock Incentive Plan, as amended (the “2003 Plan”), that will increase the number of shares of common stock available for issuance by 250,000, from 1,534,734 shares to 1,784,734 shares. The 2003 Plan, as amended and restated to reflect the proposed amendment, is attached as Appendix A.

     Our board of directors approved the amendment of the 2003 Plan increasing the share reserve on October 8, 2009, subject to stockholder approval at the Meeting.

     We rely significantly on equity incentives to attract and retain key employees and other personnel essential to our long-term growth and future success. The 2003 Plan serves as an important part of the compensation package that we offer to our employees. Awards under the 2003 Plan provide our employees and other personnel an opportunity to acquire or increase their ownership stake in Voxware, thereby creating a strong incentive to work hard for our growth and success and encouraging them to continue their employment with us. The purpose of the proposed share increase is to assure that a sufficient reserve of common stock remains available under the 2003 Plan to allow us to continue to provide equity incentives to our key personnel on a competitive level.

     While we intend to make equity grants of the additional 250,000 shares issuable under the 2003 Plan, we do not currently have any specific plans to do so.

Summary of the 2003 Stock Incentive Plan

     The following is a summary of the principal features of the 2003 Plan, as most recently amended by the Board. This summary, however, does not purport to be a complete description of all the provisions of the 2003 Plan.

Types of Awards and Administration.

     The 2003 Plan allows for grants of stock options, restricted stock awards and restricted stock unit awards. The principal features of these awards are described below. The board has the authority to grant awards to eligible individuals. The board may delegate any or all of its powers under the 2003 Plan to one or more committees or subcommittees. The term “Board,” as used in this summary, will mean the board or committee to the extent each such entity is acting within the scope of its administrative authority under the 2003 Plan.

Share Reserve.

     An aggregate of 2,177,000 shares of common stock have been reserved for issuance over the term of the 2003 Plan, including the 250,000 shares that are subject to this proposal.

     No participant in the 2003 Plan may receive option grants, restricted stock awards or restricted stock unit awards for more than 350,000 shares per calendar year. These limitations will assure that any deductions to which we would otherwise be entitled upon the exercise of options with an exercise price per share equal to the fair market value per share of our common stock on the grant date or the subsequent sale of the shares purchased under those awards will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code.

     As of October 9, 2009, options to purchase 1,107,508 shares of our common stock and restricted stock unit awards with respect to 113,536 shares of our common stock were outstanding under the 2003 Plan, 206,213 shares of common stock had been issued under the 2003 Plan and 27,298 shares of common stock remained available for future grants.

     Shares subject to any outstanding options or other awards under the 2003 Plan which expire or otherwise terminate prior to the issuance of shares under those awards and unvested shares issued under the 2003 Plan and subsequently repurchased by us pursuant to our repurchase rights under the 2003 Plan, will be available for reissuance.

     In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or similar change in capitalization or event, or any distribution to holders of common stock other than a normal cash dividend, then equitable adjustments will be made to (i) the maximum number and class of securities issuable under the 2003 Plan, (ii) the maximum number and class of securities for which any one person may be granted options, restricted stock awards and restricted stock unit awards under the 2003 Plan per calendar year, (iii) the number and class of securities and the exercise price per share in effect under each outstanding option granted under the 2003 Plan and (iv) the number and class of securities subject to each outstanding restricted stock unit awarded under the 2003 Plan.

Eligibility.

     Officers and employees, as well as consultants and other independent advisors in our employ or in the employ of our parent or subsidiaries (whether now existing or subsequently established) and non-employee members of our board and the board of directors of our parent or subsidiaries are eligible to participate in the 2003 Plan. As of October 9, 2009, six executive officers, approximately 60 other employees and six non-employee board members were eligible to participate in the 2003 Plan.

Valuation.

     The fair market value per share of our common stock on any relevant date under the 2003 Plan will be the closing selling price per share on that date on the Nasdaq Capital Market. As of October 9, 2009, the closing selling price per share was $2.08.

Option Grants.

     Eligible persons may be granted options to purchase shares of our common stock. The Board has complete discretion to determine which eligible individuals receive option grants, the time or times when those options are to be awarded, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the award, the maximum term for which any option is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

     Each granted option will have an exercise price determined by the Board but shall in no event be less than 100% of the fair market value of the shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date.

Restricted Stock.

     The Board may grant restricted stock awards entitling eligible individuals to acquire shares of our common stock at a purchase price established by the Board. The shares will be subject to our right to repurchase at their issue price or other stated or formula price in the event that specified vesting criteria are not satisfied.

     The Board will have the complete discretion to determine which eligible individuals are to receive restricted stock awards, the time or times when those awards are to be made, the number of shares subject to each such award, the price (if any) to be paid for such shares and the vesting schedule to be in effect for the award. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or attainment of designated performance goals.

Restricted Stock Units.

     The Board may grant restricted stock unit awards entitling eligible individuals to receive shares of common stock under those awards upon the attainment of designated performance objectives or the satisfaction of specified employment or service requirements or upon the expiration of a designated time period or the occurrence of a designated event following the vesting of the award, including a deferred distribution date following the termination of the individual’s employment or service.

     The Board will have the complete discretion to determine which eligible individuals are to receive awards of restricted stock units, the time or times when those awards are to be made, the number of shares subject to each such award and the vesting and issuance schedule to be in effect for the award.

     The recipient will not have any stockholder rights with respect to the shares of common stock subject to the restricted stock units until those units vest and the shares are actually issued. However, the Board will have the discretionary authority to award restricted stock units upon which dividend-equivalent units may be paid or credited.

Reorganization Event.

     In the event of a reorganization event (as defined in the 2003 Plan), outstanding awards under the 2003 Plan will be assumed by the acquiring or successor corporation (or affiliate thereof) or replaced with comparable awards to acquire shares of such corporation. However, if the acquiring or successor corporation (or an affiliate thereof) does not assume or replace the outstanding awards, the awards will accelerate in full as of a specified time prior to the reorganization event and terminate upon the communication of the event. Any shares issued with respect to any such accelerated awards will be subject to the same vesting restrictions applicable to the shares prior to such acceleration. In the event that the stockholders are to receive cash for their shares of common stock pursuant to the reorganization event, the Board may cash out the outstanding awards.

Stockholder Rights and Transferability.

     No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee.

     A participant will have full stockholder rights with respect to any shares of common stock issued to him or her under the 2003 Plan, whether or not his or her interest in those shares is vested. A participant will not have any stockholder rights with respect to the shares of common stock subject to a restricted stock unit until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units, subject to such terms and conditions as the Board may deem appropriate.

Special Tax Election.

     The Board may provide one or more holders of options, restricted stock issuances or restricted stock units under the 2003 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options, the issuance of vested shares or the vesting of unvested shares issued to them. Alternatively, the Board may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

Amendment and Termination.

     The Board may amend or suspend the 2003 Plan at any time subject to any required stockholder approval. The Board may terminate the 2003 Plan at any time, and the 2003 Plan will in all events terminate on the earlier of 10 years from (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

Options/Stock Awards.

     The table below shows, as to each of our executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of common stock subject to options granted between January 1, 2008 and October 9, 2009 under the 2003 Plan, together with the weighted average exercise price payable per share.

Option Transactions

		Weighted-Average Exercise
Name and Position	Number of Option Shares	Price
Scott J. Yetter, President and CEO	30,000	1.35
Charles Rafferty, VP and GM North American Operations	20,000	1.35
Stephen Gerrard, VP Marketing and Strategic Planning	50,000	1.28
All current executive officers as a group (7 persons)	280,000	2.02
All non-employee directors as a group (6 persons)	5,000	1.35
All employees, including current officers who are	49,750	2.41
not executive officers, as a group (approximately 60 persons)

Stock Awards

     The following table shows, as to each of our executive officers named in the Summary Compensation Table and the various individuals and groups, the number of shares of common stock subject to restricted stock awards and restricted stock units granted under the 2003 Plan between January 1, 2008 and October 9, 2009. The fair market value of the common stock on October 9, 2009 was $2.08 per share.

	Number of Shares Subject to	Number of Shares Subject to
Name and Position	Restricted Stock Awards	Restricted Stock Units
Scott J. Yetter, President and CEO	-	-
Charles Rafferty, VP and GM North American Operations	-	-
Stephen Gerrard, VP Marketing and Strategic Planning	-	-
All current executive officers as a group (7 persons)	-	30,000
All non-employee directors as a group (6 persons)	-	-
All employees, including current officers who are	-	-
not executive officers, as a group (approximately 60 persons)

Section 409A.

     Section 409A. There are no stock options awarded under our 2003 Plan that have an exercise price that is lower than the trading value of our common stock on the option grant date. As a result, there are no options that may be deemed to have been granted with below-market exercise prices, which could potentially subject those options to adverse income taxation under Section 409A of the Code.

Federal Income Tax Consequences.

Option Grants.

     Options granted under the 2003 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code, or the Code, or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. In general, the optionee will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. In addition, the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Income Tax Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will, in general, be allowed for our taxable year in which such ordinary income is recognized by the holder.

Restricted Stock Issuance.

     The tax principles applicable to restricted stock issuances under the 2003 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Restricted Stock Units.

     No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the holder.

Deductibility of Executive Compensation.

     We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, all compensation deemed paid under the 2003 Plan with respect to such dispositions or exercises will remain deductible by us without limitation under Section 162(m) of the Income Tax Code. However, any compensation deemed paid by us in connection with shares issued in connection with restricted stock awards or restricted stock units will be subject to the $1 million limitation.

Accounting Treatment.

     Pursuant to the accounting standards established by SFAS 123(R), the Company is required to recognize all share-based payments, including grants of options, restricted stock units and employee stock purchase rights, in our financial statements effective July 1, 2006. Accordingly, options that are granted to our employees and non-employee Board members are valued at fair value as of the grant date under an appropriate valuation formula, and that value is charged as stock-based compensation expense against our reported GAAP earnings over the designated vesting period of the award. For shares issuable upon the vesting of restricted stock units awarded under the 2003 Plan, we are required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

     Stock options granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.

New Plan Benefits.

     As of October 9, 2009, no awards had been granted, and no shares had been issued, under the 2003 Plan on the basis of the 250,000 increase to the share reserve under the 2003 Plan that forms part of this proposal.

Vote Required.

     The affirmative vote of a majority of our voting shares present or represented by proxy and entitled to vote at this meeting is required for approval of the amendments to the 2003 Plan. Should such stockholder approval not be obtained, then the proposed amendments to increase the share reserve will not be implemented. The 2003 Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the 2003 Plan prior to its amendment until the available reserve of common stock under the 2003 Plan is issued.

     Our Board of Directors recommends a vote “FOR” the approval of the foregoing amendment to the 2003 Stock Incentive Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 250,000 shares of common stock from 1,534,734 to 1,784,734 shares.

PROPOSAL 4: APPROVAL OF AMENDMENT TO OUR 2003 STOCK INCENTIVE PLAN TO ALLOW
FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM

Introduction

     We are seeking stockholder approval of an amendment to our 2003 Plan to allow for a one-time option exchange program (“Option Exchange Program”) that would allow eligible employees and directors to exchange significantly “underwater” stock options for the issuance of new stock options exercisable for fewer shares of our common stock, with a lower exercise price that equals the fair market value of our common stock on the grant date. Underwater stock options have an exercise price which is greater than the market price of the underlying stock. We are proposing this program because we believe that it will provide a more cost-effective retention and incentive tool to our key contributors than issuing incremental equity or paying additional cash compensation to offset the adverse affect of these underwater stock options.

Overview

     On October 8, 2009, our board of directors authorized a one-time stock option exchange program, or the Option Exchange Program, subject to stockholder approval.

      Stock options will be eligible for exchange if they have an exercise price per share greater than or equal to $2.25 and were granted under our 2003 Plan. We refer to such options as Eligible Options. The opportunity to participate in the Option Exchange Program will be offered to all of our domestic and certain of our foreign employees and directors, collectively referred to as the Eligible Participants. Eligible Options surrendered for exchange under the Option Exchange Program will, upon the closing of the exchange offer, be exchanged for new options, which we refer to as New Options, granted under the 2003 Stock Incentive Plan, as amended.

      Under the proposed Option Exchange Program, each New Option will have: (1) an exercise price per share equal to the closing price of our common stock as reported on the Nasdaq Capital Market on the grant date of the New Option; (2) a new expiration date of seven years from the date of grant; and (3) will vest in accordance with the vesting schedule currently in place for the Eligible Option it replaces. Consequently, New Options granted in exchange for Eligible Options that are fully vested and exercisable on the expiration date of the Option Exchange Program will be fully vested and exercisable for all of the underlying shares on the New Option’s grant date, and New Options granted in exchange for Eligible Options that are not fully vested and exercisable on the expiration date of the Option Exchange Program will vest in accordance with the Eligible Option’s original vesting schedule. For example, an Eligible Participant exchanges an Eligible Option to purchase 1,000 shares of our common stock. The Eligible Option is vested and exercisable with respect to 750 of the underlying shares, and the remaining 250 are scheduled to vest in four successive equal quarterly installments, provided the participant remains in our continued service through each such vesting date. In exchange for the cancellation of the Eligible Option, the Eligible Participant will receive a New Option, which is vested and exercisable with respect to 75% of the underlying shares. The option will vest and become exercisable with respect to the remaining 25% shares in four successive equal quarterly installments upon the participants continued service. The New Option will have a seven year term and an exercise price per share equal to the closing price per share of our common stock as reported on the Nasdaq Capital Market on its grant date.

     The ratio of shares underlying exchanged Eligible Options to shares underlying New Options is expected to be 1.15 to 1.00, based on the relative fair value of the exchanged Eligible Options to the New Options based on the Black-Scholes option pricing model. We intend for the fair value of the New Options to be approximately equal to the fair value of the Eligible Options surrendered based on valuation assumptions made as of the close of the Option Exchange Program. We expect that this exchange should result in no adverse impact on our reported earnings. All New Options will be nonstatutory options regardless of whether the Eligible Options exchanged therefor were incentive stock options or nonstatutory stock options. Please see “— Description of the Option Exchange Program — Accounting Treatment” and “— US Federal Income Tax Treatment” below for a further discussion of certain accounting and tax aspects of the Option Exchange Program.

     We believe that, if approved by our stockholders, the Option Exchange Program will permit us to:

  enhance long-term stockholder value by restoring competitive incentives to Eligible Participants so they are further motivated to complete and deliver the important strategic and operational initiatives of our company, as underwater options undermine the effectiveness of options as employee performance and retention incentives; and

  reduce the number of shares issuable upon the vesting and exercise of currently outstanding stock options and other stock awards, by reducing the total number of currently outstanding stock options.

     If our stockholders approve this proposal, our board of directors intends to launch the exchange offer shortly after the Meeting. If we do not obtain stockholder approval of this proposal, we will not be able to implement the Option Exchange Program.

Reasons for the Option Exchange Program

     We believe that an effective and competitive employee incentive program is imperative for the future growth and success of our business. We rely on highly skilled and educated technical and managerial employees to implement our strategic initiatives, expand and develop our business and satisfy customer needs. Competition for these types of employees, particularly in the software industry, is intense and many companies use stock options as a means of attracting, motivating and retaining their best employees. At Voxware, stock options constitute a key part of our incentive and retention programs because our board of directors believes that equity compensation encourages employees to act like owners of the business, motivating them to work toward our success and rewarding their contributions by allowing them to benefit from increases in the value of our shares.

      Many of our employees now hold stock options with exercise prices significantly higher than the current market price of our common stock. As of October 9, 2009, options to purchase approximately 1,107,508 shares of our common stock were outstanding, of which Eligible Options to purchase 861,199 shares, 78%, had an exercise price in excess of $2.25. As of October 9, 2009, 77% of our employees has one or more options with exercise prices in excess of $2.25 per share. Although we continue to believe that stock options are an important component of our employees’ total compensation, many of our employees view these existing underwater options that have exercise prices in excess of $2.25 per share as having little or no value due to the significant difference between the exercise prices and the current market price of our common stock. As a result, for many employees, these options are ineffective at providing the incentive and retention value that our board believes is necessary to motivate our employees to increase long-term stockholder value. We believe that the opportunity to exchange Eligible Options for New Options exercisable for fewer shares, together with a new minimum vesting requirement, represents a reasonable and balanced exchange program with the potential for a significant positive impact on employee retention, motivation and performance.

      In addition to the underwater options having little or no retention value, they also would remain outstanding until they are exercised or expire unexercised. These outstanding options expose our stockholders to potential dilution and may place downward pressure on our stock price even if they are underwater and not likely to be exercised. This potential dilution and downward pressure caused by outstanding stock options is referred to as overhang. If approved by our stockholders, the Option Exchange Program will reduce outstanding stock options by eliminating underwater options that are currently outstanding. Under the proposed Option Exchange Program, Eligible Participants will receive stock options covering fewer shares than the options surrendered. As a result, the number of shares subject to all outstanding equity awards will be reduced, thereby reducing the aggregate amount of potential dilution to which our stockholders may be exposed. However, despite the potential decrease in the total number of shares underlying the New Options when compared with the Eligible Options, if there is a reduction in the exercise price of the New Options, it is more likely that such New Options will be exercised and such shares will be issued resulting in dilution to our existing stockholders. For example, assuming that all options outstanding on October 9, 2009 that have an exercise price greater than or equal to $2.25 per share are eligible to participate, then options for a total of 861,199 shares would be eligible for participation. If all of these Eligible Options are surrendered for cancellation, we would issue New Options to purchase an aggregate of 748,869 shares, resulting in a net reduction in overhang from the Option Exchange Program of 112,330 shares or approximately 1.4% of the number of shares of our common stock issued and outstanding as of October 9, 2009. The actual reduction in the number of stock options outstanding that may result from the Option Exchange Program could vary significantly and is dependent upon the actual level of participation in the Option Exchange Program and the exchange ratios used. All Eligible Options that are not exchanged will remain outstanding and in effect in accordance with their existing terms.

     In addition, if we are unable to implement the Option Exchange Program, we may determine it is necessary to issue additional options to our employees at current market prices, thereby increasing the aggregate number of stock options outstanding. These grants would deplete the current pool of options available for future grants under the 2003 Plan and could also result in decreased reported earnings which could negatively impact our stock price.

Consideration of Alternatives

     In deciding to approve the proposed Option Exchange Program, we also considered a number of alternatives as a means of incentivizing and retaining employees, including:

     Granting Additional Equity Awards. We considered making special grants of stock options at current market prices outside of our annual grant practices. However, these additional grants would substantially increase our overhang and compensation expense, and dilute the interests of our stockholders.

     Allowing the Existing Stock Options to Remain Outstanding. We did not believe allowing the significantly underwater options to remain outstanding would incentivize or retain our employees because so many of the stock options held by our employees are significantly out of the money. Allowing the existing stock options to remain outstanding would also not allow us to reduce our overhang.

     Exchanging Options for Cash. We considered implementing a program to exchange underwater options for cash payments. However, such a program would substantially reduce our cash flow from financing activities, which could adversely affect our business. We also did not believe that such a program would have significant long-term retention value and would not serve to align our employees’ interests closely to those of our stockholders.

     Following consideration of the foregoing alternatives, the compensation committee concluded, based on the reasons discussed above, that the Option Exchange Program is the best alternative for both our employees and our stockholders.

Description of the Option Exchange Program

     Implementing the Option Exchange Program. Eligible Participants will be offered the opportunity to participate in the Option Exchange Program pursuant to an Offer to Exchange which will be filed with the Securities and Exchange Commission, or the SEC, on Schedule TO. From the time the Option Exchange Program commences, Eligible Participants will be given at least 20 business days to make an election to surrender all of their Eligible Options in exchange for New Options. The New Options will be granted on the day the Option Exchange Program expires. Even if the Option Exchange Program is approved by our stockholders, our board will retain the authority, in its sole discretion, to terminate or postpone the program at any time prior to the closing of the Option Exchange Program or to exclude certain Eligible Options or Eligible Participants from participating in the Option Exchange Program due to tax, regulatory or accounting reasons or because participation would be inadvisable or impractical. Stockholder approval of the Option Exchange Program applies only to this specific exchange program. If we were to implement a different stock option exchange program in the future, we would once again need to seek stockholder approval.

      Outstanding Options Eligible for the Option Exchange Program. To be eligible for exchange under the Option Exchange Program, an option must have an exercise price that is greater than or equal to $2.25. As of October 9, 2009, options to purchase approximately 1,107,508 shares of our common stock were outstanding, of which options to purchase approximately 861,199 shares would be eligible for exchange under the Option Exchange Program.

      Eligibility. The Option Exchange Program will be open to all of our domestic and certain of our foreign employees and directors, who hold Eligible Options. To be eligible, an individual must be employed and providing services to us or be one of our directors at the time the Offer to Exchange commences. Additionally, in order to receive the New Options, an Eligible Participant who surrenders his or her Eligible Options for exchange must be an employee on the date the New Options are granted. Individuals who have given or received notice of termination on or prior to the expiration date of the Option Exchange Program will not be eligible to participate. As of October 9, 2009, approximately 50 employees held Eligible Options.

      Exchange Ratios. In the proposed Option Exchange Offer, Eligible Participants would be offered a onetime opportunity to exchange all of their Eligible Options for New Options covering a smaller number of shares calculated using an exchange ratio of 1.15 to 1.00. We intend for the fair value of the New Options to be approximately equal to the fair value of the Eligible Options surrendered based on a Black-Scholes valuation methodology calculated by an independent third party as of the close of the Option Exchange Program.

      The following table shows the number of shares underlying outstanding Eligible Options in each exercise price range above $2.25 per share as of October 9, 2009, and the number of New Options to be issued based on the proposed 1.15 to 1.00 exchange ratio. The exchange ratio set forth in the table was determined based upon a Black-Scholes calculation of the assumed fair value of the Exchange Options and New Options. This Black-Scholes calculation takes into account factors that include original grant price, remaining vesting period, remaining option term and volatility.

2003 Stock Plan Options

	Number of Eligible		Number of New
Price	Options	Exchange Ratio	Options
$2.25 - $7.50	861,199	1.15:1	748,869

     New Options granted in accordance with the actual exchange ratios will be rounded down to the nearest whole share on a grant-by-grant basis. Adjustments to any of the assumptions used to calculate the information in the above table will result in a change to the number of shares underlying New Options that may be granted under the Option Exchange Program.

     Election to Participate. Participation in the Option Exchange Program will be voluntary. Eligible Participants will only be permitted to exchange all or none of their Eligible Options for New Options.

     Exercise Price of New Options. All New Options will be granted with an exercise price equal to the closing price of our stock on the Nasdaq Capital Market on the day of the close of the Option Exchange Program.

–

Vesting of New Options. The New Options will vest in accordance with the vesting schedule currently in place for the Eligible Option it replaces. Consequently, New Options granted in exchange for Eligible Options that are fully vested and exercisable on the expiration date of the Option Exchange Program will be fully vested and exercisable for all of the underlying shares on the New Option’s grant date, and New Options granted in exchange for Eligible Options that are not fully vested and exercisable on the expiration date of the Option Exchange Program will vest in accordance with Eligible Option’s original vesting schedule.

     Term of the New Options. The New Options will have a new expiration date of seven years from the date of grant.

     Other Terms and Conditions of the New Options. Other terms and conditions of the New Options will be set forth in option agreements to be entered into as of the New Option grant date. Any additional terms and conditions will be comparable to the existing terms and conditions of the Eligible Options. All New Options will be nonstatutory stock options granted under our 2003 Plan regardless of the tax status of the Eligible Options tendered for exchange.

     Return of Surrendered Eligible Options to Plan. Consistent with the terms of the 2003 Plan, the pool of shares available for the grant of future awards under our 2003 Plan will be increased by that number of shares equal to the difference between (a) the number of shares underlying surrendered Eligible Options granted under the 2003 Plan and (b) the number of shares underlying all New Options granted under the 2003 Plan.

      Accounting Treatment. We have adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised), or SFAS 123(R), regarding accounting for share-based payments. Under SFAS 123(R), we are required to recognize any incremental compensation cost of the stock options granted in the Option Exchange Program. Incremental compensation cost is measured as the excess, if any, of the fair value of each New Option granted to employees in exchange for surrendered Eligible Options, measured as of the date the New Options are granted, over the fair value of the Eligible Options surrendered in exchange for the New Options, measured immediately prior to the cancellation. Such incremental compensation cost, if any, is recognized ratably over the vesting period of the New Options. However, because the exchange ratios will be calculated to result in the fair value of Eligible Options surrendered being equal to the fair value of the New Options replacing them, we do not expect to recognize any incremental compensation expense for financial reporting purposes as a result of the Option Exchange Program. As would be the case with Eligible Options, in the event that any of the New Options are forfeited prior to their vesting due to termination of service, the compensation cost for the forfeited New Options will not be recognized.

     U.S. Federal Income Tax Consequences. The following is a summary of the material United States federal income tax consequences of the Option Exchange Program for those Eligible Participants who are subject to United States federal income tax. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. A more detailed summary of the applicable tax considerations to Eligible Participants will be provided in the Option Exchange Program. This summary does not discuss all of the tax consequences that may be relevant to an Eligible Participant in light of his or her personal circumstances, nor is it intended to be applicable in all respects to all categories of Eligible Participants.

     We believe that the exchange of Eligible Options for New Options pursuant to the Option Exchange Program should be treated as a non-taxable exchange, and no income should be recognized for United States federal income tax purposes by the Eligible Participants upon the issuance of the New Options. All New Options will be nonstatutory stock options, even if the exchanged options are incentive stock options. As a result, upon the exercise of the New Options, the Eligible Participants will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Upon disposition of the shares, the Eligible Participants will recognize capital gain or loss (which will be short-term or long-term depending on whether the shares were held for more than one year from the date of exercise) equal to the difference between the selling price and the fair market value of the shares on the date of exercise. The holding period for the shares acquired through the exercise of an option will begin on the day after the date of exercise. If Eligible Options that are incentive stock options are not exchanged in the Option Exchange Program, then such options may be deemed to be newly granted for United States federal income tax purposes, depending on the final terms of the Option Exchange Program.

     There will be no tax consequences to us with respect to the Option Exchange Program or the exercise of New Options (or Eligible Options not exchanged) except that we will be entitled to a deduction when an Eligible Participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

     Potential Modifications to Terms to Comply with Governmental Requirements. The terms of the Option Exchange Program will be described in an Offer to Exchange that we will file with the SEC. Although we do not anticipate that the SEC will require us to modify the terms significantly, it is possible we will need to alter the terms of the Option Exchange Program to comply with comments from the SEC. Changes in the terms of the Option Exchange Program may also be required for tax purposes for participants in the United States as the tax treatment of the Option Exchange Program is not entirely certain.

Effect on Stockholders

     We are not able to predict the impact the Option Exchange Program will have on your interests as a stockholder, as we are unable to predict how many participants will exchange their Eligible Options or what the future market price of our common stock will be on the date that the New Options are granted. If the Option Exchange Program is approved, the exchange ratios should result in (1) the issuance of fewer shares subject to the New Options than were subject to the cancelled Eligible Options tendered in the exchange offer and (2) the fair value of Eligible Options surrendered being approximately equal to the fair value of the New Options replacing them. As a consequence, we do not expect to recognize any incremental compensation expense for financial reporting purposes from the Option Exchange Program. In addition, the Option Exchange Program is intended to reduce both the number of outstanding stock options and our need to issue supplemental stock options in the future to remain competitive with other employers.

     Accordingly, we expect the Option Exchange Program to reduce the number of shares subject to outstanding stock options. Based on an assumed exercise price threshold of $2.25 for Eligible Options, we currently estimate a reduction in the number of shares subject to outstanding stock options of approximately 112,330 shares assuming full participation in the Option Exchange Program by all Eligible Participants with Eligible Options. The actual reduction in the number of outstanding stock options that could result from the Option Exchange Program could vary significantly and is dependent upon a number of factors, including the actual level of participation in the Option Exchange Program.

New Plan Benefits Related to Option Exchange Program

     The decision to participate in the Option Exchange Program is completely voluntary. Therefore, we are not able to predict who or how many employees will elect to participate, how many options will be surrendered for exchange or the number of shares of our common stock that will be issued in exchange for cancelled options.

Text of Amendment to 2003 Plan

     In order to permit the Company to implement the Option Exchange Program in compliance with the 2003 Plan and applicable NASDAQ listing rules, our board of directors approved an amendment to the 2003 Plan, subject to approval of such amendment by our stockholders. If approved by our stockholders, the amendment will read substantially as follows:

     Notwithstanding any other provision of the Plan to the contrary, upon approval of this amendment by the Company’s stockholders in accordance with the terms of this Plan, our Board of Directors or Compensation Committee may provide for, and the Company may implement, a one-time-only option exchange offer, pursuant to which certain outstanding Options could, at the election of the person holding such Option, be tendered to the Company for cancellation in exchange for the issuance of stock options, provided that such one-time-only option exchange offer is commenced within 12 months of the date of such stockholder approval.

Summary of 2003 Plan

     Please refer to the summary of the material terms of the 2003 Plan included in proposal 3 above.

Board Recommendation

     Our Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the stock option exchange program for employees and directors.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Subject to stockholder approval, we have nominated BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors. BDO Seidman, LLP has been employed by us to audit our consolidated financial statements since March 2004.

     The Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010.

     One or more representatives of BDO Seidman, LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

     The following table summarizes the fees of BDO Seidman, LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

Fee Category	2009		2008
Audit Fees	$211,000	(1)	$197,000	(2)
Audit-Related Fees	--		--
Tax Fees	$35,350	(3)	$26,150	(4)
Total Fees	$246,350		$223,150
____________________

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended June 30, 2009 and for the review of our financial statements for the fiscal quarters ended September 30, 2008, December 31, 2008 and March 31, 2009.

(2)	Consists of fees for professional services rendered in connection with the review of our financial statements for the fiscal quarters ended September 30, 2007, December 31, 2007 and March 31, 2008 and the audit of our financial statements for the fiscal year ended June 30, 2008, includes fees for the review of certain regulatory filings during the fiscal year ended June 30, 2008 of $6,000.

(3)	Consists of fees for review of tax returns during the fiscal year ended June 30, 2009.

(4)	Consists of fees for review of tax returns during the fiscal year ended June 30, 2008.

Pre-Approval Policies and Procedures

     None of the audit-related fees billed in 2009 related to services provided under the de minimis exception to the Audit Committee pre-approval requirements.

     The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.

     From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided, and is also generally subject to a maximum dollar amount.

     The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

HOUSEHOLDING

     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: 300 American Metro Blvd., Suite 155, Hamilton, NJ 08619, (609) 514-4100. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

     Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2010 Annual Meeting of Stockholders must advise the Secretary of Voxware of such proposals in writing by June 30, 2010.

     Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of Voxware at the aforementioned address not later than September 13, 2010.

     If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

     The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Voxware who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

     WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2009, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON OCTOBER 27, 2009, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE, UPON WRITTEN REQUEST MADE TO THE SECRETARY OF VOXWARE. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ William G. Levering
William G. Levering III
Secretary

Hamilton, New Jersey

October 29, 2009

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED
OF
VOXWARE, INC.

The undersigned, for purposes of amending the Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), of Voxware, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Voxware, Inc. (the “Corporation”).

SECOND: The Certificate was filed with the Office of the Secretary of State of the State of Delaware on June 27, 2003, and amended on December 30, 2003, April 30, 2004, December 29, 2004, November 28, 2005, and December 18, 2007.

THIRD: Article FOURTH of the Certificate is hereby amended to read, in its entirety, as follows:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 17,000,000 shares. The Corporation is authorized to have two classes of shares, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock which the Corporation is authorized to issue is 15,000,000 shares, and the par value of each of the shares of Common Stock is $0.001. The total number of shares of Preferred Stock which the Corporation is authorized to issue is 2,000,000 shares, and the par value of each of the shares of Preferred Stock is $0.001. The 2,000,000 shares of Preferred Stock initially shall be undesignated as to series.

The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation’s Board of Directors may determine. Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, as amended, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

The Board of Directors is expressly authorized to provide for the issuance of all or any shares of any authorized but undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Amended and Restated Certificate of Incorporation, as amended, or the Corporation’s By-Laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Amended and Restated Certificate of Incorporation, as amended.”

FOURTH: Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on June 27, 2003, and as amended on December 30, 2003, April 30, 2004, December 29, 2004, November 28, 2005 and December 18, 2007, shall remain in full force and effect.

FIFTH: The foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

* * * * * * *

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Restated Certificate of Incorporation, as amended, this __ day of ______ 2009.

VOXWARE, INC.

By:
Name:	Scott J. Yetter
Title:	President and Chief Executive Officer

APPENDIX B

VOXWARE, INC.

2003 STOCK INCENTIVE PLAN

(Amended and Restated as of _______ __, 2009)

Purpose

     1. The purpose of this 2003 Stock Incentive Plan (the “Plan”) of Voxware, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

Eligibility

     2. All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock awards or restricted stock unit awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

Administration and Delegation

     Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

Stock Available for Awards

     Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 2,034,734 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”). Such authorized share reserve includes a 500,000 share increase authorized by the Board on October 16, 2009, subject to stockholder approval at the 2009 Annual Meeting. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of unvested shares of Common Stock subject to such Award being repurchased by the Company pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     Per-Participant Limit. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 350,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code (“Section 162(m)”).

Stock Options

     General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

     Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Voxware, Inc., or any of Voxware, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee under the Plan (or any other option plan of the Company or any parent or subsidiary corporations as defined in Code Sections 424(e) or (f)) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

          To the extent a Participant holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Stock Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

     Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the grant date. For purposes of the Plan, “Fair Market Value” per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock on the date in question on the national market or stock exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global, Nasdaq Global Select or Nasdaq Capital Market) or as officially quoted in the composite tape of transactions on any stock exchange on which the Common Stock is primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

     Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised.

     Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

  in cash or by check, payable to the order of the Company;

  except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

  by delivery of shares of Common Stock owned by the Participant valued at Fair Market Value on the exercise date, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock has been held for the requisite period (if any) necessary to avoid any resulting charge to the Company’s earnings for financial reporting purposes; or

  by any combination of the above permitted forms of payment.

     Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

Restricted Stock

     Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

     Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

Restricted Stock Units

     Grant of Restricted Stock Unit Awards. The Board may grant restricted stock units (“Restricted Stock Unit Award”) entitling recipients to receive shares of Common Stock on such terms and conditions as may be selected by the Board. The Board shall have the complete discretion to determine the number of units subject to each Restricted Stock Unit Award.

     Vesting and Issuance Provisions.

          Restricted Stock Unit Awards may, in the discretion of the Board, vest upon the attainment of designated performance objectives or the satisfaction of specified employment or service requirements. Shares of Common Stock subject to the Restricted Stock Unit Awards may be issued on the vesting date or upon the expiration of a designated time period or the occurrence of a designated event following the vesting of the Award, including (without limitation) a deferred distribution date following the termination of the Participant’s employment or service. The vesting and issuance provisions applicable to each Restricted Stock Unit Award shall be set forth in the Participant’s Restricted Stock Unit Award agreement.

          The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a Restricted Stock Unit Award until that Award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Restricted Stock Unit Awards, subject to such terms and conditions as the Board may deem appropriate.

          Outstanding Restricted Stock Unit Awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance objectives or employment or service requirements established for those Awards are not attained or satisfied. The Board, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Restricted Stock Unit Awards as to which the designated performance objectives or employment or service requirements have not been attained or satisfied.

Adjustments for Changes in Common Stock and Certain Other Events

     Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and (v) the number and class of securities subject to each outstanding Restricted Stock Unit Award under the Plan shall be equitably adjusted by the Board in such manner as the Board deems appropriate in order to preclude the enlargement or dilution of rights and benefits thereunder, and those adjustments shall be final, binding and conclusive. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

     Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award and Restricted Stock Unit Award granted under the Plan at the time of the grant.

     Reorganization Events.

          Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

          Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     3. Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

          Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

          Consequences of a Reorganization Event on Restricted Stock Unit Awards. Upon the occurrence of a Reorganization Event, the Board shall provide that all outstanding Restricted Stock Unit Awards shall be assumed, or equivalent restricted stock unit awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, a Restricted Stock Unit Award shall be considered to be assumed if, following consummation of the Reorganization Event, the Restricted Stock Unit Award confers the right to receive, for each share of Common Stock subject to the Restricted Stock Unit Award immediately prior to the consummation of the Reorganization Event, and subject to the same vesting schedule in effect for the Restricted Stock Unit Award immediately prior to such Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock). However, if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation (or affiliate thereof), provide for the consideration to be received upon the vesting of the Restricted Stock Unit Awards to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Restricted Stock Unit Awards, then the Board shall, upon written notice to the Participants, provide that all then unvested Restricted Stock Unit Awards and the underlying shares will vest in full as of a specified time prior to the Reorganization Event.

General Provisions Applicable to Awards.

     Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. To the extent the Board provides in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     Acceleration. The Board may at any time provide that any Award shall become immediately vested in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Miscellaneous.

     No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or transferee of an Award shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

     Effective Date and Term of Plan. The Plan became effective on the date on which it was initially adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time. However, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which the Common Stock is at the time primarily traded.

     Notwithstanding any other provision of the Plan to the contrary, upon approval of this amendment by the Company's stockholders in accordance with the terms of this Plan, our Board of Directors or Compensation Committee may provide for, and the Company may implement, a one-time-only option exchange offer, pursuant to which certain outstanding Options could, at the election of the person holding such Option, be tendered to the Company for cancellation in exchange for the issuance of stock options, provided that such one-time-only option exchange offer is commenced within 12 months of the date of such stockholder approval.

     Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

VOXWARE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Scott J. Yetter and William G. Levering III, and each of them, true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Voxware, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, New Jersey at 9:00 a.m. (local time) on December 10, 2009 and at any adjournment or adjournments thereof, upon the proposals set forth on the reverse side and more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 5.

(continued and to be signed on reverse side)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VOXWARE, INC.

Please mark your votes as in this example.  ☒

1.	ELECTION OF DIRECTORS.

	Nominees:	01) Joseph A. Allegra	FOR ☐	WITHHOLD ☐
		02) James L. Alexandre	FOR ☐	WITHHOLD ☐
		03) Donald R. Caldwell	FOR ☐	WITHHOLD ☐
		04) Don Cohen	FOR ☐	WITHHOLD ☐
		05) Robert Olanoff	FOR ☐	WITHHOLD ☐
		06) David J. Simbari	FOR ☐	WITHHOLD ☐
		07) Scott J. Yetter	FOR ☐	WITHHOLD ☐

2.	To amend our Amended and Restated Certificate of Incorporation, as amended to increase the number of shares of Common Stock authorized for issuance from 12,000,000 shares to 15,000,000 shares.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

To amend our 2003 Stock Incentive Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 250,000 shares of common stock from 1,534,734 to 1,784,734 shares.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.

To approve an amendment to our 2003 Stock Incentive Plan to allow for a one-time stock option exchange program under which eligible employees and directors would be able to elect to exchange outstanding stock options with an exercise price of $2.25 or greater issued under our 2003 Stock Incentive Plan for new options at an exchange rate of 1.15 to 1.00.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To ratify the appointment of BDO Seidman, LLP as the independent registered public accountant of the Company for the year ending June 30, 2010.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE:

This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

If you would like to attend the Annual Meeting, please check the box to the right.  ☐

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date